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                                 LOAN AGREEMENT

                                 BY AND BETWEEN

                    NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY

                                       AND

                           ELITE PHARMACEUTICALS, INC.

                           DATED AS OF AUGUST 15, 2005





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


                                TABLE OF CONTENTS

                                                                            PAGE

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01.  Definitions...................................................  2

                                   ARTICLE II

                                    THE LOANS

Section 2.01.  The Loans....................................................  10
Section 2.02.  The Notes....................................................  10
Section 2.03.  Acceleration of Payment of Redeemed Bonds..................... 10
Section 2.04.  No Defense or Set-Off......................................... 11
Section 2.05.  Deficiencies in Revenues...................................... 11
Section 2.06.  Manner of Payment............................................. 11
Section 2.07.  Security for the Loans........................................ 11
Section 2.08.  Cancellation of Bonds Upon Payment in Full.................... 11
Section 2.09.  Prepayment of Loans Upon Certain Conditions................... 12
Section 2.10.  Damage, Destruction or Condemnation............................12
Section 2.11.  No Personal Recourse...........................................13

                                   ARTICLE III

                             ESTABLISHMENT OF FUNDS
                           AND APPLICATION OF PROCEEDS

Section 3.01.  Application of Bond Proceeds.................................. 14
Section 3.02.  Disbursements from the Project Fund........................... 14
Section 3.03.  No Liability of Authority or Trustee.......................... 15
Section 3.04.  Establishment of Completion Date.............................. 15
Section 3.05.  Company Required to Pay if Project Fund Insufficient.......... 16
Section 3.06      Restriction on Use of Project Fund......................... 16
Section 3.07      Completion of Project Facilities; Excess Bond Proceeds..... 16
Section 3.08.  The Trustee................................................... 16

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

Section 4.01.  Representations and Warranties.................................18
Section 4.02.  Organization, Powers, etc..................................... 24
Section 4.03.  Execution of Loan Documents................................... 24
Section 4.04.  Title to Collateral........................................... 24
Section 4.05.  Litigation.................................................... 24

Section 4.06.  Payment of Taxes.............................................. 25
Section 4.07.  No Defaults................................................... 25
Section 4.08.  No Material Adverse Change.................................... 25
Section 4.09.  Intentionally Omitted......................................... 25
Section 4.10.  Obligations of the Company.................................... 25
Section 4.11.  No Untrue Statements.......................................... 25
Section 4.12.  No Action..................................................... 25
Section 4.13.  Design of the Project......................................... 26
Section 4.14.  Commencement of Project; Proper Charges....................... 26
Section 4.15.  Limitation on Expenditures; Principal User.................... 26
Section 4.16.  Outstanding Tax-Exempt Bonds.................................. 27
Section 4.17.  Project Municipality.......................................... 27
Section 4.18.  No Tenancies.................................................. 27
Section 4.19.  Substantial Users............................................. 27
Section 4.20.  Placement in Service.......................................... 27
Section 4.21.  No Common Plan of Financing................................... 27
Section 4.22.  Use of Proceeds............................................... 28
Section 4.23.  Economic Life................................................. 28
Section 4.24.  Aggregation of Issue for Single Project....................... 28
Section 4.25.  Environmental Representation.................................. 29
Section 4.26.  Company's Interest in the Collateral.......................... 29

                                    ARTICLE V

                              CONDITIONS OF LENDING

Section 5.01.  Opinion of Counsel for the Company............................ 30
Section 5.02.  Opinion of Bond Counsel....................................... 30
Section 5.03.  Loan and Other Documents...................................... 30
Section 5.04.  Legal Matters................................................. 30
Section 5.05.  Bond Issuance Fee............................................. 31

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

Section 6.01.  Preservation of Property and the Collateral................... 32
Section 6.02.  Insurance Required............................................ 32
Section 6.03.  Payment of Taxes, etc......................................... 35
Section 6.04.  Concerning the Project........................................ 35
Section 6.05.  Compliance with Code and Arbitrage Regulations................ 35
Section 6.06.  Compliance With Applicable Laws............................... 35
Section 6.07.  Compliance With Department of Environmental Protection........ 35
Section 6.08.  Financial Statements.......................................... 36
Section 6.09.  Intentionally Omitted......................................... 36
Section 6.10.  Indemnification............................................... 37
Section 6.11.  Intentionally Omitted......................................... 39
Section 6.12.  Report of Number of Employees................................. 39

Section 6.13.  Intentionally Omitted......................................... 39
Section 6.14.  Inspection of the Project..................................... 39
Section 6.15.  Continuation Statements....................................... 39
Section 6.16.  Additional Covenants Concerning the Collateral................ 39
Section 6.17.  Payment of Obligations........................................ 40
Section 6.18.  Intentionally Omitted......................................... 40
Section 6.19.  Intentionally Omitted......................................... 40
Section 6.20.  Project Sign.................................................. 40
Section 6.21.  Brokerage Fee................................................. 40
Section 6.22.  Cost Recovery................................................. 40
Section 6.23.  Rehabilitation Requirement.................................... 40
Section 6.24.  Covenant by Company as to Compliance with Indenture........... 41
Section 6.25.  Continuing Disclosure..........................................41

                                   ARTICLE VII

                         EVENTS OF DEFAULT AND REMEDIES

Section 7.01.  Events of Default............................................. 42
Section 7.02.  Remedies...................................................... 43
Section 7.03.  No Remedy Exclusive........................................... 45
Section 7.04.  Additional Remedies........................................... 45
Section 7.05.  Agreement to Pay Attorneys' Fees and Expenses................. 45
Section 7.06.  No Additional Waiver Implied by One Waiver.................... 45
Section 7.07.  Additional Authority's Remedies............................... 46

                                  ARTICLE VIII

                                  MISCELLANEOUS

Section 8.01.  Notice........................................................ 47
Section 8.02.  Concerning Successors and Assigns............................. 47
Section 8.03.  Payment of Fees and Expenses.................................. 47
Section 8.04.  Payment of Trustee's and Paying Agent's
                   Compensation and Expenses................................. 48
Section 8.05.  New Jersey Law Governs........................................ 48
Section 8.06.  Modifications, Waivers or Amendments.......................... 48
Section 8.07.  Failure to Exercise Rights.................................... 48
Section 8.08.  Authority's Assignment........................................ 48
Section 8.09.  Further Assurances and Corrective Instruments................. 48
Section 8.10.  Captions...................................................... 49
Section 8.11.  Severability.................................................. 49
Section 8.12.  Counterparts.................................................. 49
Section 8.13.  Special Limited Obligations................................... 49
Section 8.14.  Effective Date and Term....................................... 49


SCHEDULE A - List of Collateral

EXHIBIT A - Company Completion Certificate
EXHIBIT B - Addendum to Construction Contract
EXHIBIT C - Contractor's Certificate
EXHIBIT D - Contractor's Completion Certificate
EXHIBIT E - Forms of Requisition

                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT, dated as of the 1st day of August, 2005, by and between the NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (the "Authority"), a public body corporate and politic constituting an instrumentality of the State of New Jersey and ELITE PHARMACEUTICALS, INC., a corporation organized under the laws of the State of Delaware (the "Company").

         WHEREAS, the Act (this term and certain other terms used herein are defined in Section 1.01) declares it to be in the public interest and to be the policy of the State to foster and promote the economy of the State, increase opportunities for gainful employment and improve living conditions, assist in the economic development or redevelopment of political subdivisions within the State, and otherwise contribute to the prosperity, health and general welfare of the State and its inhabitants by inducing manufacturing, industrial, commercial, recreational, retail, service and other employment promoting enterprises to locate, remain or expand within the State by making available financial assistance; and

         WHEREAS, Authority is authorized and empowered under the laws of the State, including the Ac, to issue economic development bonds and to enter into loan agreements, contracts and other instruments and documents necessary or convenient to obtain loans for the purpose of facilitating the financing of certain projects as described in the Act; and

         WHEREAS, on September 2, 1999, the Authority issued its Economic Development Bonds (Elite Pharmaceuticals, Inc. - 1999 Project) in the aggregate principal amount of $3,000,000 (the "1999 Bonds") for the purpose of the acquisition of land and an existing approximately 15,000 sq. ft. building and the acquisition of equipment, to be used in the manufacturing of pharmaceutical products to be located in the municipality of Northvale, County of Bergen, State of New Jersey (the "Project Site"); and

         WHEREAS, the Company has requested, and the Authority has determined to issue, its Economic Development Bonds (Elite Pharmaceuticals, Inc. - 2005 Project), Series A in the aggregate principal amount of $3,660,000 (the "Series A Bonds") for the purpose of currently refunding and redeeming the 1999 Bonds and to finance the acquisition of additional equipment to be used in the manufacturing of pharmaceutical products at the Project Site (the "Project") and its Economic Development Bonds (Elite Pharmaceuticals, Inc. - 2005 Project), Federally Taxable Series B, in the aggregate principal amount of $495,000 (the "Series B Bonds"; together with the Series A Bonds, the "Initial Bonds") for the purpose of refinancing the purchase of equipment used at the Project Site and to finance costs of issuance incurred in connection with the issuance of the Initial Bonds; and

         WHEREAS, the execution and delivery of this Loan Agreement have been duly authorized by the Authority, and all conditions, acts and things necessary and required by the Constitution or statutes of the State or otherwise, to exist, to have happened, or to have been performed precedent to or in the execution and delivery of this Loan Agreement do exist, have happened and have been performed in regular form, time and manner.

         NOW THEREFORE, for and in consideration of the premises and the mutual covenants and representations hereinafter contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01. DEFINITIONS. As used herein, the following terms shall have the following meanings:

         "Act" shall mean the New Jersey Economic Development Authority Act, constituting Chapter 80 of the Pamphlet Laws of 1974 of the State, approved on August 7, 1974, as amended and supplemented;

         "Affirmative Action Program" shall mean the provisions of the Act, and the resolutions, rules and regulations of the Authority, as adopted, amended and supplemented from time to time, requiring that the Company and all Contractors make every effort to hire minority workers or to cause minority workers to be hired for employment in performance of Construction Contracts in fulfillment of the minority employment goals fixed by the Authority, and that the Company and all Contractors file such certificates, reports and records and do other prescribed acts as are necessary to demonstrate or assure compliance;

         "Applications" shall mean the Company's applications to the Authority, dated May 1, 2005, as amended, seeking financial assistance for the Project, and all attachments, exhibits, correspondence and modifications submitted in writing to the Authority in connection therewith;

         "Assignment of Leases" means the assignment dated the Closing Date from the Company to the Authority, which is made part of the record of proceedings and assigning to the Authority on a first priority basis the benefits of existing and future leases on the Project;

         "Authority" shall mean the New Jersey Economic Development Authority, a public body corporate and politic constituting an instrumentality of the State, organized and subsisting under the Act exercising public and essential governmental functions and its successors or assigns;

         "Authorized Authority Representative" shall mean any individual or individuals duly authorized by the Authority to act on its behalf;

         "Authorized Company Representative" shall mean any individual or individuals duly authorized by the Company to act on its behalf;

         "Bond" or "Bonds" shall mean any of the bonds of the Authority authenticated and delivered under and pursuant to the Indenture including the Initial Bonds. Such Bonds may be Taxable Bonds or Tax-exempt Bonds;

         "Bond Counsel" shall mean the law firm of McManimon & Scotland, L.L.C., One Riverfront Plaza, Newark, New Jersey or an attorney or firm of attorneys of nationally recognized standing on the subject of municipal bonds;

         "Bond Fund" shall mean the fund so designated and established pursuant to Section 4.01 of the Indenture;

         "Bond Proceeds" shall mean the amount, including any accrued interest, paid to the Authority by the Placement Agent pursuant to the Bond Placement Agreement as the purchase price of the Bonds, and interest income earned thereon prior to the Completion Date;

         "Bond Placement Agreement" shall mean the agreement by and between the Placement Agent and the Authority executed in connection with the placement of the Bonds;

         "Bond Year" shall mean the period beginning on the date the Tax-exempt Bonds are issued and ending one (1) year later or the close of business of such earlier date selected by the Company. Each subsequent Bond Year is the one year
(1) period beginning on the day after the expiration of the previous Bond Year;

         "Business Day" shall mean a day of the year, other than a (a) Saturday, Sunday or legal holiday on which banks located in the municipality in which the principal offices of the Trustee and any Paying Agent are located are not required or authorized to remain closed and (b) a day on which the Depository Trust Company is closed;

         "Closing Date" shall mean August 31, 2005;

         "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations in effect thereunder;

         "Collateral" shall mean the land, building, fixtures and other facilities in which the Authority is granted a lien by the Mortgage, the lease and revenues assigned by the Assignment of Leases, the assets subject to the security interest created by the Security Agreement and the security interest under Section 2.07 of this Agreement;

         "Company"  shall  mean  Elite  Pharmaceuticals,   Inc.,  a  corporation
organized under the laws of the State of Delaware;

         "Company's Completion Certificate" shall mean the certificate executed by the Company, substantially to the effect set forth in Section 3.04;

         "Completion Date" shall mean the date of completion of the Project as stated in the Certificate described in Section 3.04 hereof and attached as Exhibit A hereto;

         "Construction Contract" shall mean, for purposes of the Prevailing Wage Provision, any contract or subcontract in the amount of $2,000 or more for construction, reconstruction, demolition, alteration, repair, or maintenance work, including painting and decorating, undertaken in connection with the Project and shall mean, for purposes of the Affirmative Action Program, any contract or subcontract for construction, reconstruction, renovation or rehabilitation undertaken in connection with the Project;

         "Contractor"   shall  mean  the  principal  or  general  contractor  or
contractors  engaged  by  the  Company  in  the  performance  of a  Construction
Contract;

         "Contractor's Certificate" shall mean the instrument executed by the Contractor in form and substance acceptable to the Authority, wherein the Contractor agrees to undertake or perform such obligations and certifies as to such matters as the Authority shall require, including, without limitation, that for purposes of the Prevailing Wage Provision all workers engaged in the performance of Construction Contracts shall be paid a wage rate not less than the Prevailing Wage Rate and that all Construction Contracts will so provide and that for purposes of the Affirmative Action Program the Contractor will make every effort to hire or cause to be hired minority workers so as to meet the minority employment goals of the Affirmative Action Program and that all Construction Contracts will so provide;

         "Contractor's Completion Certificate" shall mean the certificate or certificates executed by the Contractor and any Subcontractors, upon substantial completion of Project construction, in form and substance acceptable to the Authority, wherein the Contractor certifies as to such matters as the Authority shall require, including, without limitation, that the Contractor has made every effort to satisfy the minority employment goals established in the Affirmative Action Program and that the Contractor has submitted all certificates, reports, and records required by the Authority;

         "Cost" or "Costs" as used herein shall include those items set forth in
Section 3(c) of the Act as may be necessary or incident to acquiring and renovating the Project;

         "Counsel for the Company" shall mean the law firm of Gallo Geffner Fenster, P.C., Hackensack, New Jersey;

         "Debt Service" shall mean the scheduled amount of interest and amortization of principal payable for any Bond Year with respect to the Tax-exempt Bonds as defined in Section 148(d)(3)(D) of the Code;

         "Determination of Taxability" means a final, non-appealable determination by a court of competent jurisdiction in the United States of America in (a) a proceeding for a declaratory judgment in which the Company has participated or has been offered the opportunity to participate, or (b) a proceeding in which an owner or former owner of any Tax-exempt Bond is a party and has offered the Company the opportunity to assist in or assume the preparation of such owner's defense or case, or (c) the issuance of a statutory notice of deficiency (or its equivalent) by the Internal Revenue Service, which has not been revoked or rescinded or overruled by a final judgment of federal court within a period of 6 months from the date an owner or former owner of any such Tax-exempt Bond with respect to which such statutory notice of deficiency (or its equivalent) is issued notifies the Company of such issuance or such shorter period as may be designated by the Company to the Trustee), in either case to the effect that interest on any Tax- exempt Bond previously paid, accrued or to accrue in the future is directly includable in the gross income for federal income tax purposes of any owner or former owner thereof; provided that if any of the foregoing is based upon certain federal income taxes not solely based on items includable in gross income including, among other things,
(1) the inclusion of interest on any Tax- exempt Bonds in the determination, with respect to the owner thereof, of (A) the "branch profits tax" imposed on certain foreign corporations or (B) the alternative minimum tax imposed on individuals or corporations or (2) the conclusion that any owner or former owner is or was a Substantial User, or a Related Person, the same shall not be deemed a Determination of Taxability;

         "Event of  Default"  shall  mean any Event of  Default  as  defined  in
Section 7.01 hereof;

         "Financing Statements" shall mean the UCC-1 Financing Statements executed by the Company and the Guarantor perfecting the Authority's security interest in the Collateral;

         "Fiscal Year" shall mean the twelve (12) months ending March 31 for the Company;

         "Gross Proceeds" shall have the meaning given in Section 148(f)(6)(b) of the Code, presently including, without limitation, the original proceeds of the Tax-exempt Bonds, investment proceeds, amounts held in a sinking fund, amounts invested in a reasonably required reserve or replacement fund (as defined in Section 148(d) of the Code), any amounts used to pay debt service on the Tax-exempt Bonds and any amounts received as a result of investing in any of the foregoing;

         "Guarantor" shall mean Elite Laboratories, Inc. and any successor guarantor of the Loans;

         "Guaranty" shall mean the Agreement of Guaranty dated as of August 15, 2005 made by the Guarantor in favor of the Authority guarantying the payment of the Loans;

         "Indemnified Parties" shall mean the State, the Trustee, the Authority, the Placement Agent, any person who "controls" the Authority, the State, the Placement Agent or the Trustee within the meaning of Section 15 of the Securities Act of 1933, as amended or Section 20 of the Securities Exchange Act of 1934, as amended, and any member, director, officer, agent, official, employee or attorney of the Authority, the State, the Placement Agent or the Trustee;

         "Indenture" shall mean the Indenture by and between the Authority and The Bank of New York, as Trustee, dated as of August 15, 2005;

         "Initial Bonds" shall have the meaning given in the recitals hereto;

         "Investment Property" shall mean any security (within the meaning of Section 165(g)(2)(A) or (B) of the Code), any obligation, any annuity contract, or any investment-type property as defined in Section 1.148-1 of the Regulations promulgated by the Internal Revenue Service under the Code;

         "Loans" shall mean the Series A Loan and the Series B Loan;

         "Loan Agreement" or "Agreement" shall mean this Loan Agreement and any amendments and supplements thereto made in conformity herewith and with the Indenture;

         "Loan Documents" shall mean, the Notes, the Mortgage, the Assignment of Leases, the Guaranty, the Security Agreement, this Loan Agreement, the Indenture and all documents and instruments executed in connection therewith;

         "Mortgage" shall mean the first lien mortgage on the Project, which is made part of the record of proceedings, executed by the Company, as Mortgagor and given to the Authority, as Mortgagee;

         "Net Proceeds" shall mean the Bond Proceeds less any amounts placed in a reasonably required reserve or replacement fund within the meaning of Section 148 of the Code;

         "1999 Bonds" shall have the meaning given in the recitals hereto;

         "Non-Purpose Obligations" shall mean any "investment property" (within the meaning of Section 148(b)(2) of the Code) which is (i) acquired with the Gross Proceeds of the Tax-exempt Bonds and (ii) not acquired in order to carry out the governmental purpose of the Tax-exempt Bonds;

         "Notes" shall mean the Series A Note and the Series B Note;

         "Permitted Encumbrances" shall mean those exceptions to title and liens which individually and in the aggregate are immaterial to the use, saleability and value of the Collateral, including a second lien upon the Collateral, provided that the Company continue to meet the cash flow test set forth in
Section 3.04 of the Indenture;

         "Person"  or  "Persons"   shall  mean  any   individual,   corporation,
partnership,   joint  venture,  trust,  or  unincorporated  organization,  or  a governmental agency or any political subdivision thereof;

         "Placement Agent" shall mean Ryan Beck & Co., Shrewsbury, New Jersey;

         "Placement   Memorandum"   shall   collectively  mean  the  preliminary
placement memorandum of the Authority relating to the Bonds and the final placement memorandum of the Authority relating to the Bonds;

         "Premises" shall mean the premises and all improvements thereon located in the Project Municipality, as described in Schedule A of the Mortgage;

         "Prevailing Wage Provision" shall mean the provisions of the Act and the resolutions, rules and regulations of the Authority, as adopted, amended and supplemented from time to time, requiring that workers engaged in Construction Contracts be paid a wage rate not less than the Prevailing Wage Rate, and that the Company and all Contractors file such certificates, reports and records and do other prescribed acts as are necessary to demonstrate or assure compliance;

         "Prevailing Wage Rate" shall mean the prevailing wage rate established by the Commissioner of the New Jersey Department of Labor and Industry from time to time in accordance with the provisions of N.J.S.A. 34:11-56.30 for the locality in which the Project is located;

         "Principal User" shall mean any principal user within the meaning of the proposed amendments to Treas. Reg. Sec. 1.103-10 published by the Internal Revenue Service in the Federal Register on February 21, 1986 or any Related Person to a Principal User within the meaning of Section 144(a) of the Code;

         "Project" shall have the meaning given in the recitals hereto.

         "Project Facilities" shall mean the building, machinery, equipment and other facilities constructed or acquired with the proceeds of the Bonds;

         "Project Fund" shall mean the fund so designated and established pursuant to Section 4.01 of the Indenture;

         "Project Municipality" shall mean the municipality of Northvale, County of Bergen, New Jersey;

         "Project Site" shall have the meaning given in the recitals hereto;

         "Proper Charge" means (i) those costs which (a) are incurred after the date which is sixty (60) days prior to June 14, 2005, the date on which an inducement resolution was adopted by the Authority for the acquisition, construction or improvement of either land or property subject to the allowance for depreciation provided by Section 167 of the Code within the meaning of Treas. Reg. 1.103-10(b)(1)(ii) (provided that the acquisition of land shall at no time exceed 25% of the Net Proceeds of the Tax-exempt Bonds) and (b) may, by a proper election under the Code (or may, but for a proper election under the Code to deduct such item), be capitalized for federal income tax purposes on the books of the Company, (ii) costs of issuance of the Tax-exempt Bonds, attorneys' fees, printing costs, Authority's fees, agents' fees and other similar expenses (subject to the limitations hereinafter set forth) or (iii) any expenditure which when added to all previous expenditures from the Project Fund, will not result in more than five percent (5%) of the aggregate amount of the moneys theretofore disbursed from the Project Fund (after deducting from that amount the costs referred to in (ii) above) being expended for purposes other than those permitted by (i) above, provided that any expenditure of Tax-exempt Bond Proceeds that, when added to all previous expenditures of Tax-exempt Bond Proceeds for the payment of costs in (ii) above, would cause the total amount of such costs to exceed 2% of the Tax-exempt Bond Proceeds, shall not be considered a Proper Charge for purposes of this definition;

         "Rebatable Arbitrage" shall mean the excess of the future value, as of a date, of all receipts on nonpurpose investments over the future value, as of that date, of all payments on nonpurpose investments, as more fully described in Code Section 148(f) and Regulations Section 1.148-3;

         "Rebate Fund" shall mean the fund so designated and established pursuant to Section 4.07 of the Indenture;

         "Record of Proceedings" shall mean the Loan Documents, certificates, affidavits, opinions or other documentation executed in connection with the sale of the Bonds and the making of the Loans;

         "Related Person," when used with reference to any Principal User or any Substantial User, means a "related person" within the meaning of Section 144(a)(3) of the Code;

         "Requisition Form" shall mean the requisitions in the forms attached hereto as Exhibit E;

         "Resolutions" shall mean the resolutions of the Authority dated July 12, 2005 approving the Company's application and authorizing the issuance and sale of the Initial Bonds and determining other matters in connection with the Project;

         "Security Agreement" shall mean the Security Agreement dated as of August 15, 2005 by and between the Guarantor and the Authority in which the Guarantor grants a security interest in certain assets described therein;

         "Series A Bonds" shall have the meaning given in the recitals hereto;

         "Series A Loan" shall mean the loan from the Authority to the Company of the proceeds of the Series A Bonds;

         "Series A Note" shall mean the promissory note dated the Closing Date, executed and delivered by the Company to the Authority evidencing the Series A Loan;

         "Series B Bonds" shall have the meaning given in the recitals hereto;

         "Series B Loan" shall mean the loan from the Authority to the Company of the proceeds of the Series B Bonds;

         "Series B Note" shall mean the promissory note dated the Closing Date, executed and delivered by the Company to the Authority evidencing the Series B Loan;

         "State" shall mean the State of New Jersey;

         "Subcontractor" shall mean any Person engaged by a Contractor or a Subcontractor in the performance of any Construction Contract;

         "Substantial User" means, with respect to any "facilities" (as the term "facilities" is used in Section 144(a)(4)(B) of the Code), a "substantial user" of such "facilities" within the meaning of Section 147(a) of the Code;

         "Tax Certificate" shall mean the arbitrage and tax certificate executed by the Company in form and substance acceptable to the Authority, wherein the Company certifies as to such matters as the Authority shall require;

         "Taxable Bonds" shall mean Bonds, including the Series B Bonds, the interest on which is includable in the gross income of the holders thereof for federal income tax purposes;

         "Tax-exempt Bonds" shall mean Bonds, including the Series A Bonds, the interest on which is not includable in the gross income of the holders thereof for federal income tax purposes;

         "Trustee" shall mean The Bank of New York, and its successors in trust pursuant to the Indenture;

         "Yield" shall mean a yield as shall be determined under Section 1.148-4 of the Treasury Regulations in the case of the Tax-exempt Bonds, and Section 1.148-5 of the Treasury Regulations in the case of investments.

         The terms "herein", "hereunder", "hereby", "hereto", "hereof", and any similar terms, refer to this Loan Agreement; the term "heretofore" means before the date of execution of this Loan Agreement; and the term "hereafter" means after the date of execution of this Loan Agreement;

         Terms defined in the Indenture are incorporated herein by reference as though set forth in full.

                                   ARTICLE II

                                    THE LOANS

         SECTION 2.01. THE LOANS. The Authority agrees, upon the terms and subject to the conditions hereinafter set forth, to make the Loans to the Company from the proceeds received from the sale of the Initial Bonds. The Company shall repay the Loans made pursuant to this Loan Agreement by making payments to the Trustee for deposit in the Bond Fund for the account of the Authority, in accordance with the Notes in order to meet the payments required in respect of the Initial Bonds (whether at maturity, upon redemption or acceleration pursuant to any optional or mandatory prepayment requirements or otherwise), in amounts which, when added to the balance of available funds then on deposit in the Bond Fund and available for such purpose, shall be equal to the amounts payable as principal of and redemption premium, if any, and interest on the Bonds.

         SECTION 2.02. THE NOTES. To evidence the Loans to the Company, the Company shall herewith execute and deliver the Notes. The Notes provide for monthly payments of interest in amounts, when aggregated in each semi-annual payment period, will be equal to the payments of interest on the Bonds except that the Company shall receive a cash credit against its interest obligations equal to (i) accrued interest on the Bonds deposited with the Trustee at the time of issuance of the Bonds and (ii) such other moneys held at the time of such interest payment date by the Trustee in the Bond Fund and available for the payment of interest on the Bonds. The Notes incorporate the redemption provisions of the Bonds, or provisions in respect of the acceleration or prepayment of principal and premium, if any, corresponding to the redemption provisions of the Bonds.

         The Company shall make all payments on the Notes on or prior to the due date scheduled therein, and otherwise cause sufficient funds to be available on the due date for the corresponding payment to be made on the Bonds.

         In the event moneys on deposit with the Trustee on the Business Day prior to any Interest Payment Date are insufficient to pay the principal of or interest on the Bonds on such Interest Payment Date, moneys on deposit in the Debt Service Reserve Fund shall be used to meet such deficiency. In such event, it shall be the Company's obligation to repay such amount to the Debt Service Reserve Fund in substantially equal monthly installments over a six-month period as more specifically provided in the Notes and Section 4.10 of the Indenture.

         SECTION 2.03. ACCELERATION OF PAYMENT OF REDEEMED BONDS. The Authority will redeem any or all series of Bonds upon the occurrence of an event which gives rise to any optional or mandatory redemption thereof. Whenever any series of any Bonds is called for Optional Redemption or is subject to Extraordinary Optional Redemption under certain circumstances in whole or in part, the Authority will, but only upon request of the Company, redeem the same in accordance with such request. In either such event, the Company will pay an amount equal to the then applicable redemption price as a redemption of, or prepayment on, an equal amount of principal of the Notes relating to such series of Bonds, plus interest accrued to the redemption date.

         SECTION 2.04. NO DEFENSE OR SET-OFF. The obligation of the Company to make the payments required under the Notes and this Loan Agreement shall be absolute and unconditional without defense or set-off by reason of any default by the Authority under this Loan Agreement, or under any other agreement between the Company and the Authority, or for any other reason, it being the intention of the parties that the payments required by the Notes and this Loan Agreement will be paid in full when due without any delay or diminution whatsoever.

         SECTION 2.05. DEFICIENCIES IN REVENUES. If, for any reason, amounts paid to the Trustee on the Notes, together with other moneys held by the Trustee and then available, would not be sufficient to make payments of principal or redemption price of, and interest on, the Bonds when such payments are due, the Company will pay the amounts required from time to time to make up any such deficiency.

         SECTION 2.06. MANNER OF PAYMENT. The payments provided for herein shall be paid in immediately available funds, on the date on which such payment is due, directly to the Trustee for the account of the Authority and shall be deposited in the Bond Fund, except that payments made pursuant to Sections 7.05,
8.03 and 8.04 hereof shall be made directly to the party to whom such payment is due and owing.

         SECTION 2.07. SECURITY FOR THE LOANS. As security for the Company's obligation to make the payments required hereunder and under the Notes and to secure its performance of all obligations and liabilities under the Notes, this Loan Agreement and the other Loan Documents, the Company hereby grants to the Authority a continuing first lien security interest in all of the Company's right, title and interest in and to the fixtures or equipment acquired, or to be acquired, with the Loan proceeds now owned by the Company as set forth in the attached SCHEDULE A, or hereafter acquired by the Company, including without limitation, those articles of personal property and all rights of the Company in any warranty or service agreement pertaining to such fixtures and equipment, now or hereinafter in effect, together with all additions and accretions thereto and all replacements or substitutions therefor (collectively the "Collateral"). It is the intent of the Company and the Authority that this Loan Agreement constitute a security agreement as defined in N.J.S.A. 12A:9-105.

         In the Mortgage and the Assignment of Leases, the Company has granted the Authority a first lien on the Premises and a first priority right to collect the rents and revenues from the Premises. In the Security Agreement, the Guarantor has granted the Authority a first lien on the equipment and machinery described therein.

         SECTION 2.08. CANCELLATION OF BONDS UPON PAYMENT IN FULL. Upon payment in full of the principal of, premium, if any and interest on the Bonds, the Holders shall surrender the Bonds to the Trustee for cancellation, and the Trustee shall thereupon deliver a certificate of cancellation of the Bonds to the Authority.

         SECTION 2.09. PREPAYMENT OF LOANS UPON CERTAIN CONDITIONS. The Loans may be prepaid by the Company only as permitted in the Notes and this Agreement. The Bonds are subject to redemption as provided in the Indenture.

         SECTION 2.10. DAMAGE, DESTRUCTION OR CONDEMNATION. In the event that the Project is damaged or destroyed or title to or temporary use of a portion of the Project shall be taken under the exercise of the power of eminent domain by any governmental authority or person, firm or corporation acting under governmental authority, the Company shall rebuild, restore or replace such damaged, destroyed or condemned portion of the Project to a condition which is of comparable usefulness to that existing prior to such event, provided, however, (a) that prior to utilizing the proceeds of any insurance or condemnation award, the Company shall, within twelve months of the destruction or condemnation provide the Trustee with (i) a cost estimate of the costs of restoration prepared by an engineering or architectural firm of recognized standing, (ii) the proceeds of the award, and (iii) cash or a letter of credit from a bank in an amount equal to the difference between the cost estimate and the proceeds, and (b) provided, however, that the Company shall have the option to prepay or in the event the Company fails to meet the conditions in (a) above, shall prepay the Loans in full (without prepayment penalty or premium) upon the following conditions:

                  1. the Project shall have been damaged or destroyed to the extent that either (i) the Project cannot be reasonably restored within a period of eighteen (18) months from the date of such destruction or condemnation to the condition thereof immediately preceding such damage or destruction or (ii) the Company is prevented from carrying on its normal operations in connection with the Project for a period of eighteen (18) months, and the Company abandons the Project; or

                  2. upon a condemnation of all or a substantial portion of the site of the Project and either (i) the Project cannot be reasonably restored within a period of eighteen (18) months from the date of such destruction or condemnation to a condition of comparable usefulness to that existing prior to such taking or (ii) such taking results in the Company being prevented from carrying on its normal operations in connection therewith for a period of eighteen (18) months and the Company abandons the Project.

         In the event that the Company does not exercise its option to prepay the Loans, the proceeds from any insurance settlement or condemnation award shall be applied to rebuild, restore or replace the Project, and shall be paid to the Trustee for deposit in the Project Fund, to be disbursed in accordance with Section 3.02 of this Agreement.

         The Company shall also have the right to prepay the Loans, without penalty or premium, in the event that the Loans shall become void or unenforceable or impossible of performance in accordance with the intent and purpose of the parties as expressed in this Agreement as a result of any changes in the Constitution of the State or the Constitution of the United States of America or of legislative or administrative action (whether State or federal) or by final decree, judgment or order of any court or administrative body (whether State or federal) entered after the contest thereof by the Authority or the Company in good faith.

         Upon any such prepayment, or any prepayment permitted under the Notes, the Company shall furnish the Trustee with written notice of such redemption at least sixty (60) days prior to the intended redemption date.

         SECTION 2.11. NO PERSONAL RECOURSE. No covenant or agreement contained in this Loan Agreement or in any other Loan Document shall be deemed to be the covenant or agreement of any officer, director, agent, or employee of the Company in his individual capacity, and no person executing the Loan Documents on behalf of the Company shall be liable personally thereunder or be subject to any personal liability or accountability by reason of the execution thereof.

                                   ARTICLE III

                             ESTABLISHMENT OF FUNDS
                           AND APPLICATION OF PROCEEDS

         SECTION 3.01. APPLICATION OF BOND PROCEEDS. In order to provide funds for the Loans, the Authority, concurrently with the execution and delivery of this Loan Agreement, will sell, issue and deliver the Initial Bonds to the Placement Agent and deposit all of the proceeds of the Bonds (less accrued interest received from the Placement Agent and the Placement Agent's fee) in the applicable account in the Project Fund in accordance with the Authority's letter of instructions to the Trustee. Bond Proceeds representing accrued interest shall be deposited into the Bond Fund in accordance with the Authority's letter of instructions to the Trustee.

         SECTION 3.02. DISBURSEMENTS FROM THE PROJECT FUND. The Authority authorizes and directs the Trustee to make disbursements from the Project Fund of Bond Proceeds or any funds deposited in the Project Fund from the proceeds of any insurance settlement or condemnation award to Persons for work performed on the Project or to reimburse the Company for any costs and expenses of the Project paid by it. Each disbursement shall be made upon delivery to the Trustee of the following:

         (a)      A   Requisition   Form   signed  by  an   Authorized   Company
Representative.

         (b) Either (1) a certificate of an Authorized Company Representative stating that, for purposes of the Prevailing Wage Provision and the Affirmative Action Program, none of the moneys disbursed at any time from the Project Fund will be used to pay or reimburse a payment for work done in performance of any Construction Contract unless prior thereto there shall be submitted to the Trustee an executed Contractor's Certificate or (2) a Contractor's Certificate executed by the Contractor. Nevertheless, prior to the initial disbursement from the Project Fund for payment of any Construction Contract, if not theretofore furnished, a Contractor's Certificate shall be submitted; provided that the foregoing shall not apply to the disbursement of the Proceeds of the Bonds.

         (c) With respect to any requisition for monies to be applied toward the purchase or reimbursement for the purchase of fixtures or any item of machinery, equipment or other tangible personal property, Financing Statements to be filed with the Clerk of Bergen County and the Secretary of the Treasury of the State including a description of each item of such Collateral sufficient for the creation and perfection of a security interest therein under the Uniform Commercial Code of the State. The Company shall not be entitled to any moneys for any item of property which constitutes collateral under any other security agreement without first obtaining the consent of the Authority and obtaining and properly filing the consent of the secured party under such security agreement that such security interest thereunder shall be subordinate to the security interest granted by the Company herein.

         (d)      Such  additional  documents,   affidavits,   certificates  and
opinions as the Authority may reasonably require.

         There shall be retained in the Project Fund an amount equal to ten per centum (10%) of each sum requisitioned for payment or reimbursement for payment of a Construction Contract for purposes of the Affirmative Action Program (a "holdback"); provided, however, if any such requisitioned sum is for payment or reimbursement of a payment by the Company, which payment itself is or was for only ninety per centum (90%) of the payment requested by the Contractor or Subcontractor pursuant to such Construction Contract, then such requisitioned sum may be paid or reimbursed without regard to the aforementioned holdback, but the remaining ten per centum (10%), when requisitioned by the Company, shall only be disbursed upon the satisfaction of the holdback conditions hereinafter set forth. Said holdback shall be disbursed from the Project Fund upon compliance with the preceding terms and conditions of this Section and (i) the execution and filing of the Contractor's Completion Certificate, (ii) the execution and filing of the Company's Completion Certificate, (iii) receipt by the Company of a written notice issued by the Authority's Office of Affirmative Action that the Contractor has complied with the requirements of the Affirmative Action Program and (iv) certification to the Trustee by an Authorized Representative of the Company of compliance with the conditions stated in clauses (i) through (iii) above.

         Upon receipt of each such requisition and accompanying certificate, the Trustee shall make payment from the Project Fund in accordance with such requisition.

         SECTION 3.03. NO LIABILITY OF AUTHORITY OR TRUSTEE. Nothing contained herein or in any documents and agreements contemplated hereby or in any other Loan Document shall impose upon the Trustee or the Authority any obligation to ensure the proper application of such disbursements by the Company or any other recipient thereof. The Trustee and the Authority shall be relieved of any liability with respect to making such disbursements in accordance with the foregoing.

         SECTION 3.04. ESTABLISHMENT OF COMPLETION DATE. The completion of the Project shall be evidenced to the Trustee by the Company's Completion Certificate signed by an Authorized Company Representative stating the date of completion of the Project and that, as of such date, except for amounts retained by the Trustee at the Company's written direction for any Project Costs not then due and payable or if due and payable not then paid, (i) the Project has been completed, (ii) all labor, services, materials and supplies used in the Project have been paid for, (iii) the equipment necessary for the Project has been installed to the Company's satisfaction, such equipment so installed is suitable and sufficient for the efficient operation of the Project for the intended purposes and all costs and expenses incurred in the acquisition and installation of such equipment have been paid and (iv) the Project is being operated as contemplated herein. Any moneys remaining in the Project Fund upon submission of the Completion Certificate not required by the written direction of the Company to be held to pay any outstanding invoice shall be transferred by the Trustee to the Principal Account in the Bond Fund or as otherwise permitted in Section 4.09 of the Indenture. The Company shall direct the Trustee in writing to apply such moneys in increments of $5,000 to the redemption of the Bonds. For any moneys not in increments of $5,000, the Company shall direct the Trustee in writing to apply such moneys to the next principal and/or interest payments coming due on the Bonds.

         SECTION 3.05. COMPANY REQUIRED TO PAY IF PROJECT FUND INSUFFICIENT. In the event the moneys in the Project Fund available for payment of the Costs are not sufficient to pay all Costs of the Project in full, the Company agrees to complete the Project and to pay that portion of the Costs in excess of the moneys available therefor in the Project Fund. The Authority does not make any warranty, either express or implied, that the moneys paid into the Project Fund and available for payment of Project Costs will be sufficient to pay all of the Costs. The Company agrees that if, after disbursement of all the moneys in the Project Fund, the Company should pay any portion of the Costs pursuant to the provisions of this Section, it shall not be entitled to any reimbursement therefor from the Authority, the Trustee or the holders of the Bonds.

         SECTION 3.06 RESTRICTION ON USE OF PROJECT FUND. The Company (i) shall not use or direct the use of moneys from the Project Fund in any way, or take or omit to take any other action, so as to cause the interest on any Tax-exempt Bonds to become subject to federal income tax, (ii) shall not use more than 2% of the proceeds of the Tax-exempt Bonds for costs of issuance thereof, (iii) shall not use more than 25% of the Net Proceeds of the Tax-exempt Bonds for the acquisition of land, (iv) shall use at least 95% of the Net Proceeds of the Tax-exempt Bonds, including any interest earnings thereon not rebated to the United States, for Project Costs constituting land (subject to the limitation in (iii) above) or property of a character subject to an allowance for depreciation for federal tax purposes within the meaning of Section 167 of the Code, and shall use at least 95% of the Net Proceeds to provide a "manufacturing facility" within the meaning of Section 144(a)(12)(C) of the Code.

         SECTION 3.07 COMPLETION OF PROJECT FACILITIES; EXCESS BOND PROCEEDS. When the Company certifies to the Trustee and the Authority, in the manner provided in Section 3.04 hereof, that the acquisition of the Project Facilities is complete, any amounts remaining in the Project Fund will be transferred to the Bond Fund and applied by the Trustee in accordance with or as otherwise permitted by Section 4.09 of the Indenture. If for any reason the amount in the Project Fund proves insufficient to pay all Costs of the Project, the Company will pay the remainder of such Costs.

         SECTION 3.08. THE TRUSTEE. The Trustee shall act on behalf of the Bondholders under the Indenture only insofar as its duties are expressly set forth and shall not have any implied duties but may exercise such additional powers as are reasonably incidental thereto. Neither the Trustee nor any of its officers, directors, agents or employees shall be liable for any action taken or omitted to be taken by it hereunder or in connection herewith except for its or their own negligence or willful misconduct. The Trustee shall not be under a duty to examine or pass upon the validity, effectiveness or genuineness of any Loan Document or any direction, report, affidavit, certificate, opinion or other instrument, document or agreement related thereto, and shall be entitled to assume that the same are valid, effective, genuine and what they purport to be. The Trustee may consult with legal counsel selected by it, and any action taken or suffered by it in accordance with the opinion of such counsel shall be full justification and protection to it. The Trustee shall have the same rights and powers as any other bank or lender and may exercise the same as though it were not the Trustee; and it may accept deposits from, lend money to and generally engage in any kind of business with the Company as though it were not the Trustee.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.01. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Authority that:

         (a) The availability of financial assistance from the Authority as provided for herein has been an important inducement to the Company to undertake the Project and to locate the Project in the State.

         (b) The Company covenants that the representations, statements and warranties of the Company set forth in the Applications, this Agreement, or any other Loan Document (1) are true, correct and complete, (2) do not contain any untrue statement of a material fact, and (3) do not omit to state a material fact necessary to make the statements contained herein or therein not misleading or incomplete. The Company understands that all such statements, representations and warranties have been relied upon as an inducement by the Authority to issue the Bond.

         (c) (1) Prior to leasing, subleasing or consenting to the subleasing or assignment of any lease of all or any part of the Project, during the period commencing on the date hereof and (2) upon the request of the Authority the Company shall cause a Project Occupant Information Form to be submitted to the Authority by every prospective lessee, sublessee or lease assignee of the Project. The Company shall provide an Occupant Application to the Authority for the approval of a new tenant. The Company shall not permit any such leasing, subleasing or assigning of leases that would impair the excludability of interest paid on the Tax-exempt Bonds from the gross income of the holder thereof for purposes of federal income taxation, or that would impair the ability of the Company to operate the Project or cause the Project not to be operated as an authorized project under the Act or a manufacturing facility under Section 144(a)(12)(c) of the Code.

         (d) The Company shall maintain its existence as a legal entity and shall not sell, assign, transfer or otherwise dispose of the Project or substantially all of its assets without the consent of the Authority; provided however that the Company may merge with or into or consolidate with another entity, and the Project or this Agreement may be transferred pursuant to such merger or consolidation without violating this section provided (1) the Company causes the proposed surviving, resulting or transferee company to furnish the Authority with a Change of Ownership Information Form; (2) the net worth of the surviving, resulting or transferee company following the merger, consolidation or transfer is equal to or greater than the net worth of the Company immediately preceding the merger, consolidation or transfer; (3) any litigation or investigations  in which the surviving,  resulting or transferee company or its officers and directors are involved, and any court, administrative or other orders to which the surviving, resulting or transferee company or its officers and directors are subject, relate to matters arising in the ordinary course of business; (4) the merger, consolidation or transfer shall not impair the excludability of interest paid on the Tax-exempt Bonds from the gross income of the holder thereof for purposes of federal income taxation or cause a reissuance pursuant to an opinion of a nationally recognized Bond counsel; (5) the surviving, resulting or transferee company assumes in writing the obligations of the Company under this Agreement and the Notes; (6) after the merger, consolidation or transfer, the Project shall be operated as an authorized project under the Act; and (7) no Event of Default will have occurred by reason of such merger, consolidation or transfer, and no event will have occurred by reason of such merger, consolidation or transfer which with the passage of time or giving of notice, would constitute an Event of Default.

         (e)      The Company shall not relocate the Project or any part thereof
(i) out of the State or (ii) within the State without the prior written consent of the Authority.

         (f) The Company shall operate or cause the Project to be operated as an authorized project for a purpose and use as provided for under the Act until the expiration or earlier termination of this Agreement and as a manufacturing facility under Section 144(a)(12)(c) of the Code for so long as the Tax-exempt Bonds are Outstanding.

         (g) On each anniversary hereof, the Company shall furnish to the Authority the following:

                  (i) a certification indicating whether or not the Company is aware of any condition, event or act which constitutes an Event of Default, or which would constitute an Event of Default with the giving of notice or passage of time, or both, under any of the Loan Documents;

                  (ii) a written description of the present use of the Project and a description of any anticipated material change in the use of the Project or in the number of employees employed at the Project; and

                  (iii) a report from every entity that leases or occupies space at the Project indicating the number of persons the entity employs at the Project.

         (h) The Company shall comply with the Authority's Affirmative Action and Prevailing Wage Rate Regulations and to that end:

                  (i) insert in all construction bid specifications for any Construction Contract the following provisions:

                  Construction of this project is subject to the Affirmative Action Regulations of the New Jersey Economic Development Authority which establishes hiring goals for minority and female workers. Any contractor or subcontractor must agree to make every effort to meet the established goals and to submit certified reports and records required by the Authority. Copies of the Affirmation Action Regulations may be obtained by writing to: Office of Affirmative Action, New Jersey Economic Development Authority, One Gateway Center, Suite 2403, Newark, New Jersey 07102;

                  Submission of a bid  signifies  that the bidder knows
                  the requirements of the Affirmative Action Regulations and signifies the bidder's intention to comply. Construction of this project is subject to N.J.A.C. 19:30-3.1 ET SEQ. Workers employed in construction of this project must be paid at a rate not less than the prevailing wage rate established by the New Jersey Commissioner of Labor;

                  (ii)     Include   in   all   Construction   Contracts   those
         provisions which are set forth in the Addendum to Construction Contract annexed hereto as EXHIBIT B;

                  (iii) Obtain from all contractors and submit to the Authority a Contractor's Certificate in the form annexed hereto as EXHIBIT C within three (3) Business Days of the execution of any Construction Contract;

                  (iv) Create an office of Company Affirmative Action Officer and maintain in that office until the completion date an individual having responsibility to coordinate compliance by the Company with the Authority's Affirmative Action Regulations and to act as liaison with the Authority's Office of Affirmative Action;

                  (v) Submit to the Authority on the completion date, a Completion Certificate in the form annexed hereto as EXHIBIT D; and

                  (vi) Furnish to the Authority all other reports and certificates required under the Authority's Affirmative Action and Prevailing Wage Rate Regulations.

         (i) (1) The Company will at all times preserve and protect the Project in good repair, working order and safe condition, and from time to time will make, or will cause to be made, all needed and proper repairs, renewals, replacements, betterments and improvements thereto including those required after a casualty loss. The Company shall pay all operating costs, utility charges and other costs and expenses arising out of ownership, possession, use or operation of the Project, The Authority shall have no obligation and makes no warranties respecting the condition or operation of the Project.

                  (2) The Company will not use as a basis for contesting any assessment or levy of any tax the financing under the Loan Agreement or the issuance of the Bonds by the Authority and, if any administrative body or court of competent jurisdiction shall hold for any reason that the Project is exempt from taxation by reason of the financing under this Loan Agreement or issuance of the Bonds by the Authority or other Authority action in respect thereto, the Company covenants to make payments in lieu of all such taxes in an amount equal to such taxes and, if applicable, interest and penalties.

         (j) (1) The Company covenants that it will not take any action, or fail to take any action, if any such action or failure to take action would adversely affect the exclusion from gross income of the interest on any Tax-exempt Bonds under Section 103 of the Code. The Company will not directly or indirectly use or permit the use (including the making of any investment) of any proceeds of the Tax-exempt Bonds or any other funds of the Authority or the Company, or take or omit to take any action, that would cause the Tax-exempt Bonds to be "arbitrage bonds" within the meaning of Section 148(a) of the Code.

                  (2) The Company hereby covenants that in connection with complying with the requirement for payment of the Rebatable Arbitrage to the United States with respect to the Tax- exempt Bonds the Company will take the following actions:

                  (i) Six (6) months after closing, the Company will provide a written certification to the Authority and the Trustee indicating whether the Company complied with the six
         (6) month exception to the arbitrage rebate requirement set forth in Section 148(f)(4)(B) of the Code,

                  (ii)     Unless the Company has complied with the six
         (6) month exception, it will retain a Rebate Expert (Rebate Expert means any of the following chosen by the Company: (a) Bond Counsel, (b) any nationally recognized firm of certified public accountants, (c) any reputable firm which offers to the tax-exempt bond industry rebate calculation services and holds itself out as having expertise in that area, or (d) such other person as is approved by Bond Counsel) on or within thirty
         (30) days before the Initial Rebate Computation Date and on each Rebate Computation Date thereafter, (A) to compute the Rebatable Arbitrage with respect to the Tax-exempt Bonds for the period ending on Initial Rebate Computation Date, (B) to deliver an opinion to the Authority and Trustee, concerning its conclusions with respect to the amount (if any) of such Rebatable Arbitrage together with a written report providing a summary of the calculations relating thereto. If the Company has complied with the six (6) month exception, the Company will retain a Rebate Expert to deliver an opinion to the Authority and Trustee that all of the gross proceeds of the Tax-exempt Bonds (within the meaning of Section 148(f) of the Code), other than gross proceeds of the Tax-exempt Bonds on deposit in a bona fide debt service fund (within the meaning of Section 148(f)(4) of the Code), have been expended on or prior to the expiration of such six (6) month period.

                  (iii) In the event the amount in the Project Fund is insufficient to fund the Rebate Fund, the Company shall within ten (10) days of receipt of the report furnished by the Rebate Expert pursuant to subparagraph (ii) above, pay or cause to be paid to the Trustee for deposit into the Rebate Fund the difference between the amount required to fund the Rebatable Arbitrage. If the Company fails to make or causes to be made any payment required pursuant to this subparagraph
         (iii) when due, the Authority shall have the right, but shall not be required, to make such payment to the Trustee on behalf of the Company. Any amount advanced by the Authority pursuant to this subparagraph (iii) shall be added to the moneys owing by the Company under this Agreement and shall be payable on demand with interest at the higher of the interest rate of the Tax-exempt Bonds or the default rate provided in the Notes, if any.

                  (iv) Each payment of Rebatable Arbitrage to be paid to the United States shall be filed with the Internal Revenue Service Center, Ogden, Utah, or such other address that may be specified by the Internal Revenue Service. Each payment shall be accompanied by Form 8038-T (or such other form required by the Internal Revenue Service furnished by the Company or the Authority), executed by the Authority, and a statement identifying the Authority, the date of the issue, the CUSIP number for the Tax-exempt Bonds with the longest maturity (if any) and a copy of the applicable Form 8038.

                  (v) In the event Rebatable Arbitrage is due the Company will direct the Trustee to withdraw from the Rebate Fund and pay over to the United States the Rebatable Arbitrage with respect to the Tax-exempt Bonds in installments as follows: each payment shall be made not later than sixty (60) days after the then current Rebate Computation Date and shall be in an amount which ensures that the Rebatable Arbitrage with respect to the Bond, as of the then current Rebate Computation Date, will have been paid to the United States.

                  (vi) The Company acknowledges that the Authority shall have the right at any time and in the sole and absolute discretion of the Authority to obtain from the Company and the Trustee the information necessary to determine the amount required to be paid to the United States pursuant to Section 148(f) of the Code. Additionally, the Authority may, with reasonable cause, (A) review or cause to be reviewed any determination of the amount to be paid to the United States made by or on behalf of the Company and (B)
         make or retain a Rebate Expert to make the determination of the amount to be paid to the United States. The Company hereby agrees to be bound by any such review or determination, absent manifest error, to pay the costs of such review, including without limitation the reasonable fees and expenses of counsel or a Rebate Expert retained by the Authority, and to pay to the Trustee any additional amounts for deposit in the Rebate Fund required as the result of any such review or determination.

                  (vii) Notwithstanding any provision of this Subection to the contrary, the Company shall be liable, and shall indemnify and hold the Authority and the Trustee harmless against any liability, for payments due to the United States pursuant to Section 148(f) of the Code. Further, the Company specifically agrees that neither the Authority nor the Trustee shall be held liable, or in any way responsible, and the Company shall indemnify and hold harmless the Trustee (or Agent) and Authority against any liability, for any mistake or error in the filing of the payment or the determination of the amount due to the United States or for any consequences resulting from any such mistake or error. The provisions of this subparagraph (vii) shall survive termination of this Agreement and the resignation or removal of the Trustee.

                  (viii) The Authority, the Trustee and the Company acknowledges that the provisions of this Subsection are intended to comply with Section 148(f) of the Code and the regulations promulgated thereunder and if as a result of a change in such Section of the Code or the promulgated regulations thereunder or in the interpretation thereof, a change in this Subsection shall be permitted or necessary to assure continued compliance with Section 148(f) of the Code and the promulgated regulations thereunder, then with written notice to the Trustee, the Authority and the Company shall be empowered to amend this Subsection and the Authority may require, by written notice to the Company and the Trustee, the Company to amend this Subsection to the extent necessary or desirable to assure compliance with the provisions of Section 148 of the Code and the regulations promulgated thereunder; provided that either the Authority or the Trustee shall require, prior to any such amendment becoming effective, at the sole cost and expense of the Company, an opinion of Bond Counsel satisfactory to the Authority to the effect that either (A) such amendment is required to maintain the exclusion from gross income under Section 103 of the Code of interest paid and payable on the Tax-exempt Bonds or (B) such amendment shall not adversely affect the exclusion from gross income under Section 103 of the Code of the interest paid or payable on the Tax-exempt Bonds.

                  (ix) The term "Initial Rebate Computation Date" shall mean the first Computation Date. The term "Rebate Computation Date" shall mean the subsequent Computation Date. The term "Computation Date" shall have the meaning assigned to such term as set forth in Treasury Regulation Section 1.148-3(e).

         (k) All expenses in connection with the preparation, execution, delivery, recording and filing of this Loan Agreement, the Notes, the Mortgage and other collateral documents and in connection with the preparation, issuance and delivery of the Bonds, the Authority's fees, the fees and expenses of McManimon & Scotland, L.L.C., the fees and expenses of the Trustee, the fees and expenses of Trustee's counsel and the fees and expenses of counsel to the initial beneficial owners of the Bonds shall be paid directly by the Company. The Company shall also pay throughout the term of the Bonds the Authority's annual fees and expenses and the Trustee's annual and special fees and expenses under the Indenture, the Loan Agreement, the Notes and the Mortgage, including, but not limited to, reasonable attorney's fees and all costs of issuing, marketing, collecting payment on and redeeming the Bonds thereunder, and any costs and expenses of any Bond holder (or beneficial holder) in connection with any approval, consent or waiver under, or modification of, any such document.

         (l) The parties hereto shall execute, at the request of the Company, and the Company shall file such other documents necessary to perfect all security interests created pursuant to the terms of this Loan Agreement, the Mortgage and the Indenture and relevant continuation statements and the Authority shall have no responsibilities for such filings whatsoever, other than executing the documents requested by the Company.

         (m) The Tax-exempt Bonds will not be federally guaranteed within the meaning of Section 149(b) of the Code. For purposes of this representation, no Principal User of the Project has entered into any leases of the Project to, or any sales or service contracts with, any federal government agency with the result that the Tax-exempt Bonds are so federally guaranteed within the meaning of Section 149(b) of the Code.

         SECTION 4.02. ORGANIZATION, POWERS, ETC. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is authorized to do business in the State and has the authority to own its properties and assets and to carry on its business as now being conducted (and as now contemplated by the Company) and has the power to perform all the undertakings of the Loan Documents, to borrow hereunder and to execute and deliver the Loan Documents.

         SECTION 4.03. EXECUTION OF LOAN DOCUMENTS. The execution, delivery and performance by the Company of the Loan Documents and other instruments required by this Agreement:

         (a)      have been duly authorized by all requisite action;

         (b) do not and will not conflict with or violate any provision of law, rule or regulation, any order of any court or other agency of government;

         (c) do not and will not conflict with or violate any provision of any corporate agreement of the Company;

         (d) do not and will not violate or result in a default under any provision of, or, result in any material default under any indenture, agreement or other instrument; and

         (e) do not and will not result in the creation or imposition of any lien, charge or encumbrance of any nature, other than the liens created or permitted by the Loan Documents.

         SECTION 4.04. TITLE TO COLLATERAL. The Company has or will have good and marketable title to the Collateral free and clear of any lien or encumbrance except for the Permitted Encumbrances. Upon filing the Financing Statements in the appropriate offices, the Authority will have a prior perfected security interest in the property listed therein and on the SCHEDULE A attached hereto.

         SECTION 4.05. LITIGATION. There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending or, to the knowledge of the Company, threatened against or affecting it or any of its properties or rights which, if adversely determined, would (i) materially affect the transactions contemplated hereby, (ii) affect the validity or enforceability of the Loan Documents, (iii) affect the ability of the Company to perform its obligations under the Loan Documents, (iv) materially impair the value of the Collateral, (v) materially impair the Company's right to carry on its business substantially as now conducted (and as now contemplated by the Company) or (vi) have a material adverse effect on the Company's financial condition.

         SECTION 4.06. PAYMENT OF TAXES. The Company has filed or caused to be filed all federal, State and local tax returns which are required to be filed, and has paid or caused to be paid all taxes as shown on said returns or on any assessment received by it, to the extent that such taxes have become due.

         SECTION 4.07. NO DEFAULTS. The Company is not in default in the performance, observance or fulfillment of any of the material obligations, covenants or conditions contained in any material agreement or instrument to which it is a party or by which it is bound. The Company is not now in default, nor has it at any time been in default in the payment of principal of or interest on any of its obligations to the Authority or the payment of principal of or interest on any other debt obligations.

         SECTION 4.08. NO MATERIAL ADVERSE CHANGE. There has been no material adverse change in the financial condition of the Company since the date of the financial statements submitted with the Applications.

         SECTION 4.09.  INTENTIONALLY OMITTED.

         SECTION 4.10. OBLIGATIONS OF THE COMPANY. The Loan Documents have been duly executed and delivered and are legal, valid and binding obligations of the Company enforceable against it in accordance with their respective terms.

         SECTION 4.11. NO UNTRUE STATEMENTS. The Loan Documents, the Applications, or any other document, certificate or statement furnished to the Trustee or the Authority by or on behalf of the Company do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein and therein not misleading or incomplete. It is specifically represented that the Company is not involved in any litigation nor is the subject of any investigation or administrative proceeding except as disclosed in the Applications. It is specifically understood by the Company that all such statements, representations and warranties shall be deemed to have been relied upon by the Authority as an inducement to make the Loans and that if any such statements, representations and warranties were false at the time they were made, they shall constitute an Event of Default as defined in Section 7.01 and the Authority may then exercise the remedies provided for in this Agreement.

         SECTION 4.12. NO ACTION. The Company has not taken and will not take any action and knows of no action that any other Person has taken or intends to take, which would cause interest income on the Tax-exempt Bonds to be includable in the gross income of the recipients thereof for federal income tax purposes.

         SECTION 4.13. DESIGN OF THE PROJECT. The operation of the Project in the manner presently contemplated and as described in the Applications will not conflict with any current zoning, water, air pollution or other ordinances, orders, laws or regulations applicable thereto. The Company has caused the Project to be designed in accordance with all federal, State and local laws or ordinances (including rules and regulations) relating to zoning, building, safety and environmental quality. The Company will complete the Project pursuant to this Agreement.

         SECTION 4.14. COMMENCEMENT OF PROJECT; PROPER CHARGES. Other than that portion of the Project funded with the proceeds of the 1999 Bonds, the Project commenced subsequent to sixty (60) days prior to June 14, 2005. The Company has not paid any expense prior to such date for which it shall seek reimbursement from the Project Fund, other than a Proper Charge.

         SECTION 4.15. LIMITATION ON EXPENDITURES; PRINCIPAL USER. The sum of the following does not exceed $10,000,000:

         (a) the aggregate amount of any outstanding issues of obligations (other than the Tax- exempt Bonds) exempt from taxation under Section 144(a)(4) of the Code, the proceeds of which were or will be used primarily with respect to facilities (i) located within the Project Municipality or "contiguous" or "integrated" facilities located in any adjacent political jurisdiction and (ii) the Principal User of which is or will be the Company or any other Principal User of the Project or any Related Person;

         (b) the aggregate amount of any capital expenditures paid or incurred by the Company or other Principal User of the Project or any Related Person to the Company or other Principal User of the Project (other than those financed out of the proceeds of the Tax-exempt Bonds or a bond referred to in subparagraph (a) above) within the meaning of Treas. Reg. Sec. 1.103-10(b)(2)
(ii) and (iii) and Treas. Reg. Sec. 1.103-10(d)(2), during the six (6) year period beginning three (3) years prior to the date of issuance of the Tax-exempt Bonds and ending three (3) years after such date of issuance with respect to facilities located within the Project Municipality or "contiguous" or "integrated" facilities located in any adjacent political jurisdiction;

         (c) the aggregate amount of all capital expenditures paid or incurred for the three (3) year period prior to the date of issuance of the Tax-exempt Bonds by any Person other than the Company or other Principal User of the Project or a Related Person to the Company or other Principal User of the Project (e.g., a landlord or other lessor), with respect to and for the benefit of facilities located within the Project Municipality or "contiguous" or "integrated" facilities located in any adjacent political jurisdiction of which a Principal User of the Project or any Related Person is a Principal User; and

         (d)      the aggregate principal amount of the Tax-exempt Bonds.

         As of the date hereof, the Company is the only user and Principal User of the Project.

         SECTION 4.16.  OUTSTANDING TAX-EXEMPT BONDS.

         (a) Except for the Tax-exempt Bonds, there is outstanding no issue of tax-exempt bonds (including industrial development bonds), as defined in
Section 103 of the Code, the proceeds from the sale of which have been or will be used with respect to facilities, the Principal User of which is or will be the Company or any Principal User of the Project and which are or will be wholly or partially located in the Project Municipality.

         (b) The aggregate face amount of the Tax-exempt Bonds when added to the tax-exempt facility-related bonds (as defined in Section 144(a) (10)(B) of the Code) allocated to the Company or any other Test Period Beneficiary which are outstanding at the time of the issuance of the Tax- exempt Bonds (not including any tax-exempt bonds to be redeemed from the Net Proceeds), does not exceed $40,000,000.

         SECTION 4.17. PROJECT MUNICIPALITY. The Project is located wholly within the borders of the Project Municipality and the Premises are not contiguous with the borders of any portion of the Project Municipality. The operation of the Project is not integrated with any other facility in any neighboring municipality operated by any Principal User of the Project. All of the facilities financed by the Bond Proceeds of the Tax-exempt Bonds are located within one state, and neither the Company nor any Related Person is a user of any facility financed by the proceeds of the Tax- exempt Bonds other than the Project.

         SECTION 4.18. NO TENANCIES. No Principal User of the Project is a tenant in any facility in the Project Municipality, the landlord of which is a Person other than a Principal User of the Project.

         SECTION 4.19. SUBSTANTIAL USERS. No Person (or any Related Person within the meaning of Section 144(a)(3) of the Code) who was a substantial user of the Project, within the meaning of Treas. Reg. Sec. 1.103-8(a)(5)(iv), at any time during the five (5) year period immediately preceding the date hereof, and who will receive, directly or indirectly, proceeds of the Tax- exempt Bonds in an amount equal to five per centum (5%) or more of the face amount of the Tax-exempt Bonds in payment for his interest in the Project, will be a Substantial User of the Project or a Related Person at any time during the five (5) year period beginning on the date of issuance of the Tax-exempt Bonds.

         SECTION 4.20. PLACEMENT IN SERVICE. The Project was not acquired or placed in service by the Company (determined in accordance with the provisions of Section 103 of the Code and applicable regulations thereunder) more than one
(1) year prior to the date of issuance of the Tax- exempt Bonds.

         SECTION 4.21. NO COMMON PLAN OF FINANCING. Subsequent to sixteen (16) days prior to the date hereof, the Company or any Related Person (or group of related persons which includes the Company) has not guarantied, arranged, participated in, assisted with, borrowed the proceeds of, or leased facilities financed by obligations issued under Section 103 of the Code by any state or local governmental unit or any constituted authority empowered to issue obligations by or on behalf of any state or local governmental unit other than the Authority. During the period commencing on the date of issuance of the Tax-exempt Bonds and ending sixteen (16) days thereafter, there will be no obligations issued under Section 103 of the Code which are guarantied by the Company or any Related Person (or group of related persons which includes the Company) or which are issued with the assistance or participation of, or by arrangement with the Company or any Related Person (or group of related persons which includes the Company) without the written opinion of McManimon & Scotland, L.L.C., or other nationally recognized Bond Counsel acceptable to McManimon & Scotland, L.L.C. to the effect that the issuance of such obligation will not adversely affect their opinion as to exemption from present federal income taxes of interest on the Tax-exempt Bonds. Other than the Company or any Related Person (or group of related persons including the Company), no person has (i) guarantied, arranged, participated in, assisted with the issuance of, or paid any portion of the cost of the issuance of the Tax-exempt Bonds, or (ii) provided any property or any franchise, trademark or trade name (within the meaning of Code Section 1253) which is to be used in connection with the Project.

         SECTION 4.22.  USE OF PROCEEDS.

         (a) Less than twenty-five per centum (25%) of the Net Proceeds of the Tax-exempt Bonds will be used directly or indirectly to acquire land or an interest therein.

         (b) No more than twenty-five per centum (25%) of the Net Proceeds of the Tax-exempt Bonds will be used to provide facilities the primary purpose of which is: (i) retail food and beverage services, (ii) automobile sales or service and (iii) the provision of recreation or entertainment.

         (c) No portion of the proceeds of the Tax-exempt Bonds will be used to provide any private or commercial golf course, country club, massage parlor, tennis club, skating facility (including roller skating, skateboard and ice skating), racquet sports facility (including any handball or racquetball court), hot tub facility, suntan facility, racetrack, airplane, skybox (or other private luxury box), any health club facility, gambling facility or liquor store.

         SECTION 4.23. ECONOMIC LIFE. The information contained in the Tax Certificate, setting forth the respective cost, economic life, ADR midpoint life, if any, under Rev. Proc. 72-10, 1972-1 C.B. 721, as supplemented and amended from time to time, and guideline life, if any, under Rev. Proc. 62-21, 1962-2 C.B. 118, as supplemented and amended from time to time, of each asset constituting the Project to be financed with the proceeds of the Tax-exempt Bonds is true, accurate and complete.

         SECTION 4.24. AGGREGATION OF ISSUE FOR SINGLE PROJECT. The Project does not share "substantial common facilities", within the meaning of Section
144(a)(9) of the Code, with any other facility financed by any outstanding tax-exempt bonds.

         SECTION 4.25.  ENVIRONMENTAL REPRESENTATION.

         (a) There have been no claims, litigation, administrative proceedings, whether actual or threatened, or judgments or orders, relating to any hazardous substances, hazardous wastes, discharges, emissions or other forms of pollution relating in any way to any property or activities of the Company, including without limitation, the real property and improvements located at the Premises.

         (b) To the best of the Company's knowledge, after due inquiry and investigation, there have been no hazardous substances or hazardous wastes, as defined by the Environmental Cleanup Responsibility Act (N.J.S.A. 13:1k-6 ET SEQ.), as amended by the Industrial Site Recovery Act ("ISRA"), Spill

Compensation   and  Control  Act  (N.J.S.A.   58:10-23.11  ET  SEQ.),   Resource
Conservation and Recovery Act (42 U.S.C. Subsection 6901 ET SEQ.) and the Comprehensive Environmental Responsibility Compensation and Liability Act (42 U.S.C. Subsection 9601 ET SEQ.) generated, manufactured, refined, transported, treated, stored, handled or disposed of on the Premises by the Company or at any other location owned by the Company in the State.

         (c) To the best of the Company's knowledge, after due inquiry and investigation, there have been no discharges, spillages or disposals of hazardous substances or hazardous wastes (as described in the prior paragraph) on the Premises or at any other location owned by the Company in the State other than as disclosed in the Placement Memorandum.

         (d) The Project is not subject to the requirements of Section 13:1k-9 of ISRA, or, if it is subject to such requirements, the Company or Company's transferor has complied with such provisions.

         SECTION 4.26. COMPANY'S INTEREST IN THE COLLATERAL. Subject to the Permitted Encumbrances, (a) it is the sole owner of each item of the Collateral and it has good and marketable title thereto, free of all other security interests, liens, encumbrances and claims or rights of others; (b) it has the full power and authority to subject the Collateral to the security interests created hereby and the Authority and the Trustee are being granted a first lien security interest therein; (c) no dispute, right of set-off, counterclaim or defenses exist with respect to any part of the Collateral; (d) the security interests granted to the Authority pursuant to this Loan Agreement, are a continuing first lien security interest in the Collateral; and (e) no mortgage lien, security agreement, equivalent security, financing statement, or lien instrument covering all or any part of the Collateral is on file in any public filing or recording office, and the filing of the Financing Statements covering the security interest created hereby shall continue in effect, subject to renewal requirements, if any, until the full and final payment of the indebtedness secured by this Agreement.

                                    ARTICLE V

                              CONDITIONS OF LENDING

         The Authority's obligation to lend hereunder is subject to the following conditions precedent:

         SECTION 5.01. OPINION OF COUNSEL FOR THE COMPANY. On or prior to the date of the borrowing hereunder, the Authority shall have received the opinion of Counsel for the Company, dated the date of such borrowing, addressed to the Authority and the Trustee, and satisfactory in form and substance to Bond Counsel.

         SECTION 5.02. OPINION OF BOND COUNSEL. The Authority shall have received and delivered to the Trustee the opinion of Bond Counsel addressed to the Authority and the Trustee that interest income on the Tax-exempt Bonds is exempt from inclusion as gross income under Section 103 of the Code and is exempt from taxation under the New Jersey Gross Income Tax Act; that the offering of the Bonds is not required to be registered under the Securities Act of 1933, as amended, or under the rules and regulations promulgated thereunder; that the Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended; and that the Bonds have been duly authorized and issued under the provisions of the Act.

         SECTION 5.03. LOAN AND OTHER DOCUMENTS. The Authority shall have received and shall have delivered to the Trustee:

         (a)      This Loan Agreement duly executed by all parties thereto;

         (b)      The Indenture duly executed by all parties thereto;

         (c)      The original Notes executed by the Company;

         (d)      Certificates,   in  form  and  substance   acceptable  to  the
Authority, evidencing the insurance required to be maintained by Section 6.02 hereof;

         (e)      The Mortgage executed by the Company;

         (f)      The Assignment of Leases executed by the Company; and

         (g) All other documents reasonably required by the Authority and the Trustee.

         SECTION 5.04. LEGAL MATTERS. Legal matters in connection with the making of the Loans shall be satisfactory to Bond Counsel.

         SECTION 5.05. BOND ISSUANCE FEE. The Authority shall have received from the Company the Bond issuance fee of $13,287.50.

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

         The Company covenants and agrees, so long as this Loan Agreement shall remain in effect or the Bonds shall be Outstanding, as follows:

         SECTION 6.01.  PRESERVATION OF PROPERTY AND THE COLLATERAL.

         (a) The Company will at all times preserve and protect the Project Facilities in good repair, working order and condition, and from time to time will make, or will cause to be made, all needed and proper repairs, renewals, replacements, betterments and improvements thereto.

         (b) The Company will deliver to the Authority, at such intervals as the Authority may require, such documents, lists, descriptions, certificates, and other information as may be necessary or proper to keep the Authority fully informed with respect to the description of the Collateral.

         (c) From time to time the Company will promptly execute and deliver to the Authority, at the sole expense of the Company, all such other assignments, certificates, supplemental documents, and Financing Statements, and do all other acts or things, as the latter may reasonably request in order to more fully evidence and perfect the security interest herein created.

         (d) The Company will give written notice to the Authority of the removal of the Company's principal place of business, from a county or state where it is now located, which notice shall be given not less than fifteen (15) days before such removal and will promptly notify the Authority of any change in any fact or circumstances (other than the removal referred to herein which required the advance notice provided for therein) warranted or represented by the Company in this Loan Agreement or in any other document furnished by the Company to the Authority in connection with the Collateral or the Loans and will promptly notify the Authority of any claim, action, or proceeding affecting the Collateral, or any part thereof, or the security interest herein, and, at the request of the Authority, to appear in and defend, at the Company's expense, any such action or proceeding. The foregoing provisions are subject to Section 4.01(e) hereof.

         (e)      The  Company  covenants  and  agrees,  except as  provided  in
Section 6.16 hereof and subject to Permitted Encumbrances, that without the prior express written consent of the Authority, the Company shall not (1) sell, assign, or transfer any of the Collateral to any person, firm or corporation (except the Authority), (2) create in favor of anyone, except the Authority, any other security interest in the Collateral, or in any part thereof, or otherwise encumber or permit the same to become subject to any lien, attachment, execution, sequestration, or other legal or equitable process; or (3) remove, or permit to be removed, the Company's records concerning Collateral from the State.

         SECTION 6.02.  INSURANCE REQUIRED.

         (a) Until payment of the Bonds shall be made, the Company shall maintain insurance on the Project with insurance companies licensed to do business in the State and the claims paying ability of which is rated in at least one of the two highest Best categories ("Eligible Insurer") of such kinds and in such scope and amounts as is customary with entities similar to the Company located in similar areas. Without limiting the generality of the foregoing, the Company shall at all times during the term of the Loans maintain with Eligible Insurers;

                  (i) maintain general comprehensive liability insurance against claims for bodily injury, death or property damage occurring on, in or about the Project or the Project Site (such coverage to include provisions waiving subrogation against the Authority) in amounts not less than $3,000,000 with respect to bodily injury to any one Person, $3,000,000 with respect to bodily injury to two or more Persons in any one accident and, $3,000,000 with respect to property damage resulting from any one occurrence naming the Authority, as an additional insured.

                  (ii) comprehensive casualty insurance insuring loss by reason of casualty of any kind (except only as limited by the standard form of extended coverage endorsement used in the State) to the Project or the Collateral in a minimum amount equal to the greater of (x) the outstanding principal amount of the Bonds or (y) the replacement value thereof;

                  (iii) during a construction period, if any, Builders' All Risk Insurance written in "100% builders risk completed value, non-reporting form" including coverage therein for "completion and/or premises occupancy", such insurance to be in the amounts specified in subparagraph (ii) above;

                  (iv) business interruption insurance providing benefits for a minimum of the highest annual debt service payable on the Bonds; and

                  (v) such other insurance in such amounts and against such insurable hazards as the Authority or the Trustee from time to time may reasonably request.

         (b)      Each  insurance   policy   obtained  in  satisfaction  of  the
requirement of this section hereof:

                  (i) shall be by such insurer (or insurers) as shall be financially responsible, qualified to do business in the State and of recognized standing;

                  (ii) shall be in such form and have such provisions as are generally considered standard provisions for the type of insurance involved;

                  (iii)    shall    prohibit    cancellation    or   substantial
modification, termination or lapse in coverage by the insurer without at least thirty (30) days prior written notice to the Authority;

                  (iv) without limiting the generality of the foregoing, policies carried on the Project and the Project Site shall name the Authority as an additional insured;

                  (v) prior to expiration of any such policy, the Company shall furnish the Authority with evidence satisfactory to the Authority that the policy or certificates has been renewed or replaced in compliance with this Agreement.

         (c) In the event the Company shall fail to maintain the insurance coverage required by this Agreement, the Authority or the Trustee may (but shall be under no obligation to), after ten (10) days written notice to the Company unless cured within such ten (10) days, contract for the required policies of insurance and pay the premiums on the same and the Company agrees to reimburse the Authority or the Trustee to the extent of the amounts so advanced with interest thereon at the maximum rate permitted by law.

         (d)      At all  times  during  the term of this  Loan  Agreement,  the
Company  shall  comply  with  the  laws  of  the  State   relating  to  workers'
compensation with respect to the Project.

         (e) At all times during the term of this Loan Agreement, the Company shall keep in effect a policy of flood insurance for any part of the Premises and any improvements upon the Premises lying or being within a designated flood-plain in the amount and with the insurer specified in subparagraph (a) above.

         (f) Each of the policies or binders evidencing the insurance required above to be obtained shall:

                  (i) designate the Trustee and the Authority as additional insureds as their respective interests may appear;

                  (ii) provide that all insurance proceeds with respect to loss or damage to the property of the Project or the Collateral be endorsed and made payable to the Trustee and shall name the Trustee as a loss payee under the standard loss payee clause, which insurance proceeds shall be paid over to the Trustee;

                  (iii) provide that there shall be no recourse against the Authority or the Trustee for the payment of premiums or commissions or (if such policies or binders provide for the payment thereof) additional premiums or assessments;

                  (iv) provide that in respect of the respective interests of the Authority and the Trustee in such policies, the insurance shall not be invalidated by any action or inaction of the Company or any other Person and shall insure the Authority and the Trustee regardless of, and any losses shall be payable notwithstanding, any such action or inaction;

                  (v) provide that such insurance shall be primary insurance without any right of contribution from any other insurance carried by the Authority or the Trustee to the extent that such other insurance provides the Authority or the Trustee, as the case may be, with contingent and/or excess liability insurance with respect to its respective interest as such;

                  (vi) provide that if the insurers cancel such insurance for any reason whatsoever, including the insured's failure to pay any accrued premium, or the same is allowed to lapse or expire, or there be any reduction in amount, or any material change is made in the coverage, such cancellation, lapse, expiration, reduction or change shall not be effective as to the Authority, or the Trustee until at least thirty (30) days after receipt by the Authority and the Trustee, respectively, of written notice by such insurers of such cancellation, lapse, expiration or change;

                  (vii) waive any right of subrogation of the insurers thereunder against any Person insured under such policy, and waive any right of the insurers to any setoff or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of any Person insured under such policy; and

                  (viii) contain such other terms and provisions as any owner or operator of facilities similar to the Company's would, in the prudent management of its properties, require to be contained in policies, binders or interim insurance contracts with respect to facilities similar to the Project owned or operated by it.

         (g) Concurrently with the original issuance of the Bonds, the Company shall deliver or cause to be delivered to the Authority and the Trustee duplicate copies of insurance policies and/or binders evidencing compliance with the insurance requirements of this Section. At least thirty (30) Business Days prior to the expiration of any such policy, the Company shall furnish the Authority and the Trustee with evidence that such policy has been renewed or replaced or is no longer required by this Agreement.

         (h) The Company shall, at its own cost and expense, make all proofs of loss and take all other steps necessary or reasonably requested by the Authority or the Trustee to collect from insurers for any loss covered by any insurance required to be obtained by this Section. The Company shall not do any act, or suffer or permit any act to be done, whereby any insurance required by this Section would or might be suspended or impaired.

         (i) The Trustee shall be supplied with an annual certificate, within thirty (30) days after the close of the Company's Fiscal Year, certifying that the Company is in compliance with this Section 6.02 and that the insurance policies required to be maintained by the Company under this Section are still in force and effect.

         SECTION 6.03. PAYMENT OF TAXES, ETC. The Company will promptly pay and discharge or cause to be paid and discharged promptly all taxes, assessments, payments in lieu of taxes and governmental charges or levies imposed upon it or in respect of any of its property and assets before the same shall become in default, as well as all lawful claims which, if unpaid, might become a lien or charge upon such property and assets or any part thereof, except such that are contested in good faith by the Company for which the Company has maintained reserves, if any, deemed adequate by its independent accountants.

         SECTION 6.04. CONCERNING THE PROJECT. The Company shall operate or cause the Project to be operated as an authorized project for a purpose and use as provided for under the Act until the expiration or earlier termination of this Agreement. The Project is of character included within the definition of the "project" in the Act. The Company will complete and operate the Project substantially in the form represented in the Applications and will neither (a) materially alter the operation of the Project without the prior written consent of the Authority, nor (b) cause a change in the use of the Project such that the Tax-exempt Bonds would cease to be qualified small issue bonds (within the meaning of Section 144(a) of the Code).

         SECTION 6.05. COMPLIANCE WITH CODE AND ARBITRAGE REGULATIONS. The Company shall at all times do and perform all acts and things necessary or desirable in order to assure that interest paid on the Tax-exempt Bonds shall, for the purposes of federal income taxation, be excludable from the gross income of the holders thereof and exempt from such taxation, except in the event that such holder is a Substantial User or Related Person to a Substantial User.

         SECTION 6.06. COMPLIANCE WITH APPLICABLE LAWS. The Company shall cause all work performed in connection with the Project to be performed in compliance with all applicable federal, state, county and municipal laws, ordinances, rules and regulations now in force or that may be enacted hereafter. The existing improvements at the Project and the operation of the Project shall also comply with all applicable federal, state, county and municipal laws, ordinances, rules and regulations now in force or that may be enacted hereafter, including, but not limited to such environmental protection, workers' compensation, sanitary, safety, non-discrimination and zoning laws, ordinances, rules and regulations as shall be binding upon the Company. The Company shall have the right to contest any such laws, rules, regulations and the like as long as to it is contesting the same in good faith.

         SECTION 6.07. COMPLIANCE WITH DEPARTMENT OF ENVIRONMENTAL PROTECTION. The Company shall operate the Project or cause it to be operated in compliance with all applicable rules and regulations promulgated by the New Jersey
Department of Environmental Protection or any successor agency thereto and agrees to comply, and cause any tenant in the Premises to comply, with the provisions of Section 20 in Article I of the Mortgage.

         SECTION  6.08.  FINANCIAL  STATEMENTS.  The Company  shall  furnish the
Trustee and the Placement Agent and to the Authority upon the Authority's request, or cause to be furnished to the Trustee, the Placement Agent and the Authority, annual consolidated financial statements of the Company and the Guarantor audited by an independent certified public accountant within one hundred twenty (120) days after the close of its Fiscal Year.

         SECTION 6.09.  INTENTIONALLY OMITTED.

         SECTION 6.10. INDEMNIFICATION. The Company agrees to and does hereby indemnify and hold harmless the Indemnified Parties against any and all losses, claims, damages or liabilities (including all costs, expenses and reasonable counsel fees incurred in investigating or defending such claim) suffered by any of the Indemnified Parties and caused by, relating to, arising out of, resulting from, or in any way connected with (a) the condition, use, possession, conduct, management, planning, design, acquisition, construction, installation, financing or sale of the Project or any part thereof including the payment of rebate to the federal government; or (b) any untrue statement of a material fact contained in information provided by the Company with respect to the transactions contemplated hereby; or (c) any omission of a material fact necessary to be stated therein in order to make such statement not misleading or incomplete; or
(d) the acceptance or administration by the Authority of its duties under the Trust Indenture. In case any action shall be brought against one or more of the Indemnified Parties based upon any of the above and in respect to which indemnity may be sought against the Company, such Indemnified Party shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel satisfactory to the Indemnified Party, the payment of all costs and expenses and the right to negotiate and consent to settlement. Any one or more of the Indemnified Parties shall have the right to employ separate counsel at the Company's expense in any such action and to participate in the defense thereof if such Indemnified Party reasonably determines that a conflict of interest would exist if separate counsel were not employed. The Company shall not be liable for any settlement of any such action effected without Company's consent, but if settled with the consent of the Company, or if there is a final judgment for the claimant on any such action, the Company agrees to indemnify and hold harmless the Indemnified Parties from and against any loss or liability by reason of such settlement or judgment.
Notwithstanding  anything  in this  Agreement  to the  contrary  which may limit recourse  to the  Company  or may  otherwise  purport  to  limit  the  Company's liability, the provisions of this Section shall control the Company's obligations and shall survive repayment of the Bond and the resignation or removal of the Trustee.

         The Company agrees to and does hereby indemnify and hold harmless the Indemnified Parties against any and all losses, claims, damages or liabilities (including all costs, expenses, and reasonable counsel fees incurred in investigating or defending such claim) suffered by any of the Indemnified Parties and caused by relating to, arising out of, resulting from, or in any way connected to an examination, investigation or audit of the Bonds by the Internal Revenue Service (the "IRS"). In the event of such examination, investigation or audit, the Indemnified Parties shall have the right to employ counsel at the Company's expense. In such event, the Company shall assume the primary role in responding to and negotiating with the IRS, but shall inform the Indemnified Parties of the status of the investigation. In the event Company fails to respond adequately and promptly to the IRS, the Authority shall have the right to assume the primary role in responding to and negotiating with the IRS and shall have the right to enter into a closing agreement, for which Company shall be liable.

         The Company covenants and agrees, at its expense, to pay and to indemnify and save the Indemnified Parties harmless of, from and against, any and all losses, claims, damages, expenses or liabilities caused by any untrue statement of a material fact contained in the Applications or other information submitted to the Authority or to the Trustee by or on behalf of the Company with respect to the issuance and purchase of the Bonds or caused by any omission of any material fact necessary to be stated therein in order to make such statements to the Authority or the Trustee not misleading or incomplete.

         The Company covenants and agrees, at its expense, to pay and to indemnify and save the Indemnified Parties and their members, officers, employees and agents harmless of, from and against, any and all claims, damages, demands, expenses, liabilities and losses of every kind, character and nature asserted by or on behalf of any person, firm, corporation or governmental authority including reasonable counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with the Loans and the transactions contemplated herein, including, without limitation, (i) disputes between any architect, general contractor, subcontractor, materialman or supplier, or on account of any act or omission to act by the Authority or the Trustee in connection with the Loans, or (ii) losses, damages, expenses or liabilities sustained by the Indemnified Parties in connection with any environmental sampling or cleanup of the Premises required or mandated by any federal, state or local law, ordinance, rule or regulation, including, without limitation, (a) the New Jersey Spill Compensation and Control Act, as amended, N.J.S.A. 58:10-23.11 ET SEQ.; (b) ISRA; (c) the New Jersey Leaking Underground Storage Tank Act, as amended, N.J.S.A. 58:10A-21 ET SEQ.; (d) the Comprehensive Environmental Response, Compensation & Liability Act, as amended, 42 U.S.C.
Section 9601 ET SEQ.; (e) the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 ET SEQ.; or (f) any and all federal, state and local laws, regulations, and executive orders, pertaining to environmental matters, as the same may be amended or supplemented from time to time (hereinafter collectively referred to as the "Applicable Environmental

Laws"). In case any action shall be brought against the Indemnified Parties based upon any of the above and in respect to which indemnity may be sought against the Company, the Indemnified Parties shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel selected by the Company and reasonably satisfactory to the Indemnified Parties, the payment of all costs and expenses and the right to negotiate and consent to settlement. Further, the Company agrees to indemnify and save the Trustee harmless against any costs, expenses, losses, legal fees and liabilities which it may incur in the exercise and performance of its powers and duties under the Loan Documents, which are not due to its negligence or willful misconduct. Upon reasonable determination made by the Indemnified Parties, the Indemnified Parties shall have the right to employ separate counsel in any such action and to participate in the defense thereof. The Company shall not be liable for any settlement of any such action effected without the Company's consent, but if settled with the Company's consent, or if there be a final judgment for the claimant in any such action, the Company agrees to indemnify and save harmless the Indemnified Parties from and against any loss or liability by reason of such settlement or judgment. The provisions of this Section shall survive the termination of the Loans and the repayment of the Notes. The provisions of this Section 6.10 shall survive the redemption or defeasance of the Bonds.

         The Company also covenants and agrees, at its expense, to pay, and to indemnify and save the Indemnified Parties harmless of, from and against all costs, reasonable counsel fees, expenses and liabilities incurred in any action or proceeding brought by reason of the above.

         The foregoing indemnities shall not apply to losses, claims, damages or liabilities caused by the wilful misconduct or gross negligence of the Indemnified Party seeking such indemnification.

         SECTION 6.11.  INTENTIONALLY OMITTED.

         SECTION 6.12. REPORT OF NUMBER OF EMPLOYEES. The Company must submit annually to the Authority, a report showing the number and classification of employees employed at the Project, on a form provided to the Company by the Authority.

         SECTION 6.13.  INTENTIONALLY OMITTED.

         SECTION 6.14. INSPECTION OF THE PROJECT. The Company agrees that the Trustee, the Authority and their respective duly authorized agents shall have the right at all reasonable times during normal business hours, upon reasonable notice, to enter upon and to examine and inspect the Project. The Authority, the Trustee and their respective officers and agents shall also be permitted at all reasonable times during normal business hours, upon reasonable notice, to examine the books and records of the Company with respect to the Project and to make copies or abstracts thereof.

         SECTION 6.15. CONTINUATION STATEMENTS. The Trustee shall prepare and file Uniform Commercial Code continuation statements, as necessary to protect the security of the Holders of Bonds and the right, title and interest of the Trustee in and to the Trust Estate pursuant to the Indenture.

         SECTION 6.16. ADDITIONAL COVENANTS CONCERNING THE COLLATERAL. The Company further covenants and agrees (a) to retain possession of the Collateral during the existence of this Loan Agreement and not to sell, exchange, assign, loan, deliver, lease, mortgage or otherwise dispose of same without the prior express written consent of the Authority, except for Permitted Encumbrances or as may otherwise be permitted herein; (b) to keep the Collateral located at the Premises, and not to remove same from said location (except as permitted below) without the prior express written consent of the Authority, unless the Collateral is replaced with items of equal or greater utility and value (which shall then be included as Collateral); (c) at its own cost and expense (i) to maintain, preserve and keep the Collateral in a manner consistent with the standard operating practices applicable to a first class operation, in good and substantial repair, working order and condition, ordinary wear and tear excepted, (ii) from time to time to make or cause to be made, all necessary and proper repairs, replacements, renewals, improvements and betterments thereto, and (iii) from time to time, to make such substitutions, additions, modifications and improvements as may be necessary and as shall not impair the structural integrity, operating efficiency and economic value of the Collateral;
(d) the Company will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any governmental authority, applicable to the Collateral or any part thereof or to the operation of the Company's business; provided, however, that the Company may contest any act, regulation, order, decree or direction in any reasonable manner which shall not in the sole opinion of the Authority adversely affect the Authority's rights or the first priority of its security interest in the Collateral. All alterations, replacements, renewals or additions made pursuant to clause (c) of this Section
6.16 shall become and constitute a part of the Collateral. The Company shall not remove, demolish, materially alter, discontinue the use of, sell, transfer, assign, hypothecate or otherwise dispose of to any Person, any of the Collateral, other than in the ordinary course of the Company's business. All Collateral which has been substituted for any removed, replaced or disposed of Collateral shall be of a value and quality at least equal to that of the removed, replaced or disposed of Collateral, and shall be subject to the liens of the security interest granted to the Authority hereunder.

         SECTION 6.17. PAYMENT OF OBLIGATIONS. The Company will pay and discharge at or before maturity all material contractual obligations and all other material debts and liabilities, including without limitation all taxes, charges and levies imposed on it or any of its property other than obligations contested in good faith and in accordance with applicable law and which will not affect the priority of the liens created hereunder.

         SECTION 6.18.  INTENTIONALLY OMITTED.

         SECTION 6.19.  INTENTIONALLY OMITTED.

         SECTION 6.20. PROJECT SIGN. During the period from the effective date of this Agreement and until thirty (30) days after the Completion Date, the Company shall cause to be posted and maintained at the site of the Project, a sign to be provided to the Company by the Authority indicating that financial assistance for the Project has been provided by the Authority. The cost of the sign and the maintenance of the sign shall be at the expense of the Company.

         SECTION 6.21. BROKERAGE FEE. The Authority shall not be liable to the Company for any brokerage fee, finders fee, or loan servicing fee and the Company shall hold the Authority harmless from any such fees or claims.

         SECTION 6.22. COST RECOVERY. To the extent that any property is financed by the Bond Proceeds of the Tax-exempt Bonds, the cost recovery deduction allowed for such property shall be determined by using the alternative depreciation system determined in accordance with Section 168(g) of the Code.

         SECTION 6.23. REHABILITATION REQUIREMENT. The Company shall spend or cause to be spent an amount equal to not less than one hundred percent (100%) of the portion of the cost of acquiring the existing equipment and not less than fifteen percent (15%) for facilities or other structures financed with the Proceeds of the Tax-exempt Bonds for "rehabilitation expenditures", as defined in Section 147(d)(3) of the Code, within two (2) years of the Issue Date or the date of acquisition of such facility, structure or existing equipment, whichever is later.

         SECTION 6.24. COVENANT BY COMPANY AS TO COMPLIANCE WITH INDENTURE. The Company covenants and agrees that it will not interfere with the exercise of the power and authority granted to the Trustee in the Indenture. The Company further agrees, at the expense of the Company, to aid in furnishing to the Authority or the Trustee any documents, certificates or opinions that may be required under the Indenture.

         SECTION 6.25. CONTINUING DISCLOSURE. The Company hereby covenants to deliver to the Trustee and the Authority a written undertaking (the "Continuing Disclosure Agreement"), in a form acceptable to the Trustee and the Authority and satisfying the requirements of Rule 15c2- 12(b)(5) (codified at 17 C.F.R.
Section 240.15c2-12), as the same may be further amended, supplemented and officially interpreted from time to time, or any successor provision thereto ("Rule 15c2-12"), promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended and supplemented (codified as of the date hereof at 15 U.S.C. 77 ET SEQ.) in the event that Rule 15c2-12 requires such an undertaking. The Trustee has covenanted in Section 7.09 of the Indenture that it will execute and deliver the Continuing Disclosure Agreement to the Company and the Authority. Neither the Authority nor the Trustee shall have any duty to determine the sufficiency of the Continuing Disclosure Agreement under Rule 15c2-12 and neither the Authority nor the Trustee shall incur any liability arising in any way out of their acceptance of the form of the Continuing Disclosure Agreement.

                                   ARTICLE VII

                         EVENTS OF DEFAULT AND REMEDIES

         SECTION 7.01. EVENTS OF DEFAULT. Any one or more of the following events, shall constitute an event of default hereunder (an "Event of Default"):

         (a) default in the payment of any installment of the principal or interest on a Note within ten (10) days of the date when due;

         (b) failure by the Company to make any payment required under a Note to replenish any moneys withdrawn from the Debt Service Reserve Fund within ten (10) days of the date when due and payable under Section 4.10 of the Indenture;

         (c) failure by the Company to pay when due any payment required to be made under this Agreement other than payments to the Authority for the payment of the principal, redemption premium, and interest on the Bonds, which failure shall continue for a period of ten (10) days after written notice, specifying such failure and requesting that it be remedied, is given to the Company by the Authority by registered mail;

         (d) if any representation or warranty of a material nature made in this Agreement or in any other Loan Document or in any report, certificate, financial statement or other instrument furnished in connection with this Agreement shall prove to be false or misleading in any material respect when made;

         (e) failure by the Company to observe and perform any covenant, condition or agreement on its part to be observed or performed, other than as referred to in Section 4.01(j) of this Agreement (relating to compliance with the Code and arbitrage regulations,), or in subparagraphs (a), (b), (c) and (d) of this Section 7.01, which failure shall continue for a period of thirty (30) days after written notice, specifying such failure and requesting that it be remedied, is given to the Company by the Authority by registered mail, unless such failure is incapable of being cured within thirty (30) days after written notice and the Company is making a diligent pursuit to cure such failure in which case the Company shall be granted such additional time as is necessary to effect such a cure;

         (f)      the dissolution or liquidation of the Company;

         (g) the Company shall have applied for or consented to the appointment of a custodian, receiver, trustee or liquidator of all or a substantial part of its assets; or shall have made a general assignment for the benefit of creditors; or shall have submitted a petition or an answer seeking reorganization or an arrangement with creditors; or shall have taken advantage of any insolvency law, or submitted an answer admitting the material allegations of a petition in bankruptcy, reorganization or insolvency proceeding; or an order, judgment or decree shall have been entered, without the application, approval or consent of the Company by any court of competent jurisdiction approving a petition seeking reorganization of the Company, or appointing a custodian, receiver, trustee or liquidator of the Company or of a substantial part of any of its respective assets and such order, judgment or decree shall continue unstayed and in effect for any period of one hundred twenty (120) consecutive days; or the Company shall have filed a voluntary petition in bankruptcy; or

         (h) the occurrence of an "Event of Default" under the Mortgage, the Assignment of Leases, the Indenture or any other Loan Document, after the expiration of any applicable notice and/or grace period.

         The Company shall prepay the Notes in full, together with interest accrued and to accrue to the Redemption Date upon the occurrence of one of the following events: (a) the Company ceases to operate the Project or to cause the Project to be operated as an authorized project under the Act for twelve (12) consecutive months, without first obtaining the prior written consent of the Authority, or (b) any representation or warranty made by the Company in this Agreement or in any document furnished in connection with this Agreement proves to have been false or misleading in any material respect when made. The Authority shall give written notice to the Company and the Trustee of such occurrence; whereupon the Trustee shall give notice to the Bondholders of the redemption of the Bonds pursuant to Section 6.04 of the Indenture and will set a Redemption Date according to section, but in no event later from sixty (60) days after the Authority gives notice to the Trustee of the occurrence. The prepayment of the Notes shall be due and payable on the Business Day preceding the Redemption Date. Payment on the Notes by the Company pursuant to this Section shall be in an amount sufficient, together with other funds on deposit with the Trustee which are available for such purpose, to redeem the Bonds then Outstanding, and to pay (i) all administrative expenses accrued and to accrue through the Redemption Date and (ii) any other expenses and fees required to satisfy and discharge the Indenture,

         In addition to the above remedies, if the Company commits a breach, or threatens to commit a breach of this Agreement, or of any other Loan Document, the Authority shall have the right and remedy, without posting bond or other security, to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause immediate and irreparable injury to the Authority and that money damages will not provide an adequate remedy therefor.

         SECTION 7.02.  REMEDIES.  Whenever any Event of Default  referred to in
Section 7.01 hereof shall have happened and be existing, any one or more of the following remedial steps may be taken, provided, (i) that written notice of the default has been given to the Company by the Trustee or the Authority by overnight delivery and registered mail and the Default has not theretofore been cured, and (ii) that no remedial steps shall be taken by the Trustee or the Authority the effect of which would be to entitle the Authority to funds necessary for the payment of principal and interest on Bonds which have not yet matured unless such principal and interest shall have been declared due and payable in accordance with the Indenture and such declaration shall not have been rescinded:

         (a) The Authority may at its option require acceleration of the Notes, together with interest then due thereon, such payments to be immediately due and payable;

         (b) The Authority may take any action at law or in equity to collect the payments then due and thereafter to become due or to enforce performance and observance of any obligation, agreement or covenant of the Company under this Loan Agreement;

         (c) The Authority may exercise in addition to all other rights and remedies granted to it in this Loan Agreement and the other Loan Documents, all rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, the Company expressly agrees that in any such event the Authority, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Company or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive appropriate indemnity and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange broker's board or at any of the Authority's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Authority shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption in the Company, which right or equity is hereby expressly released. The Company further agrees, at the Authority's request, to assemble the Collateral, make it available to the Authority at places which the Authority reasonably shall select, whether at the Company's premises or elsewhere, at Company's cost and expense. Subject to the provisions of Section
7.07 hereof, the Authority shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any or all of the Collateral or in any way relating to the rights of the Authority hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the Company's obligations hereunder and under the Notes, in such order as the Authority may elect, the Company remaining liable for any deficiency remaining unpaid after such application and only after so paying over such net proceeds and after the payment by the Authority of any other amount required by any provision of law, need the Authority account for the surplus, if any, to the Company. To the extent permitted by applicable law, the Company waives all claims, damages, and demands against the Authority arising out the repossession, retention or sale of the Collateral. The Company agrees that the Authority need not give more than thirty (30) days' notice (which notification shall be deemed given when mailed, postage prepaid, addressed to the Company at its address set forth in Section
8.01 hereof) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. The Company shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Authority is entitled, the Company also being liable for the fees of any attorneys employed by the Authority to collect such deficiency; and

         (d) The Company also agrees to pay all costs of the Authority and the Trustee, including reasonable attorneys' fees, incurred with respect to the collection of any of the Company's obligations and the enforcement of any of their respective rights hereunder.

Any amounts collected pursuant to action taken under this Section 7.02 shall be applied in accordance with the Indenture.

         SECTION 7.03. NO REMEDY EXCLUSIVE. No remedy conferred upon or reserved to the Authority by this Loan Agreement is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Loan Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Authority to exercise any remedy reserved to it in this Article VII, it shall not be necessary to give any notice, other than such notice as may be herein expressly required.

         SECTION 7.04. ADDITIONAL REMEDIES. In addition to the above remedies, if the Company commits a breach, or threatens to commit a breach of this Loan Agreement, the Authority shall have the right and remedy, without posting bond or other security, to have the provisions of this Loan Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Authority and that money damages will not provide an adequate remedy therefor.

         SECTION 7.05. AGREEMENT TO PAY ATTORNEYS' FEES AND EXPENSES. If the Company shall default under any of the provisions of this Loan Agreement and the Authority or the Trustee shall employ attorneys or incur other expenses for the collection of the Loans or for the enforcement of performance or observance of any obligation or agreement on the part of the

Company contained in this Loan Agreement, the Company will, on demand therefor, pay the reasonable fees and expenses of the Authority, the Trustee and their attorneys as they are incurred.

         SECTION 7.06. NO ADDITIONAL WAIVER IMPLIED BY ONE WAIVER. In the event any agreement contained in this Loan Agreement shall be breached and such breach shall thereafter be waived, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. In view of the assignment of the Authority's rights in and under this Loan Agreement to the Trustee (provided, however, the Authority retains the Reserved Rights), the Authority shall have no power to waive any default hereunder by the Company without the consent of the Trustee. Notwithstanding the foregoing, if, after the maturity of the Outstanding Bonds shall have been accelerated by the Trustee upon the occurrence of any Event of Default under the Indenture, all arrears of interest on the Outstanding Bonds and interest on overdue installments of interest (to the extent permitted by law) at a rate per annum which is equal to the rate per annum borne by the Bonds and the principal and premium (if any) on all Bonds then Outstanding which have become due and payable otherwise than by acceleration, and all other sums payable under the Indenture, except the principal of and the interest on such Bonds which by such acceleration shall have become due and payable, shall have been paid, all other things shall have been performed in respect of which there was an Event of Default, there shall have been paid the reasonable fees and expenses of the Trustee and of the holders of such Bonds, including reasonable attorneys' fees paid or incurred and such Event of Default shall be waived by the Trustee with the consequence under Section 8.01 of the Indenture that such acceleration is rescinded, then the Company's default hereunder shall be deemed waived without further action by the Trustee or the Authority.

         SECTION 7.07. ADDITIONAL AUTHORITY'S REMEDIES. The Company shall prepay the Notes in full, together with interest accrued and to accrue to the Redemption Date (as determined below) upon the occurrence of one of the following events:

         (a) The Company ceases to operate the Project or cause the Project to be operated as an authorized project under the Act for twelve (12) consecutive months, without first obtaining the prior written consent of the Authority, or (b) upon an Event of Default under Section 7.01(d) hereof. The Authority shall give notice to the Company and the Trustee of such occurrence; whereupon the Trustee shall give notice to the Bondholders of the redemption of the Bonds pursuant to Section 6.03 of the Indenture. The prepayment shall be due and payable on the Business Day preceding the Redemption Date, but in no event later than sixty (60) days after the Authority gives notice to the Trustee of an Event of Default. Payment on the Notes by the Company pursuant to this Section shall be in an amount sufficient, together with other funds on deposit with the Trustee which are available for such purpose, to redeem the Bonds then Outstanding, and to pay (i) all administrative expenses accrued and to accrue through the Redemption Date and (ii) any other expenses and fees required to satisfy and discharge the Indenture.

         (b) If the Company commits a breach, or threatens to commit a breach, of any of the provisions of this Agreement, at any time prior to the maturity or prepayment of the Bonds, the Authority shall have the right and remedy, without posting bond or other security to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction in order to accomplish the objectives and purposes of the Act, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Authority and that money damages will not provide an adequate remedy thereto.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         SECTION 8.01. NOTICE. Any notice to the Company shall be conclusively deemed to have been received by, and to be effective on the date on which delivered to it, at 165 Ludlow Avenue, Northvale, New Jersey 07647, Attention:
Mark Gittelman, Chief Financial Officer, or, if sent by overnight courier, on the first Business Day after and, if sent by certified mail, on the third Business Day after the day on which mailed, addressed to the Company at said address with a copy to Gallo Geffner & Fenster, P.C., Country Club Plaza, West 115 Century Road, Paramus, New Jersey 07652, Attention: Michael L. Messer, Esq. Any notice to the Authority shall be conclusively deemed to have been received by and to be effective on the date on which delivered to the Authority at its offices at 36 West State Street, P.O. Box 990, Trenton, New Jersey, 08625,
Attention: Director of Investment Banking or, if sent by overnight courier, on the first Business Day after and, if sent by certified mail, on the third Business Day after the day on which mailed, addressed to the Authority at said address, copy to McManimon & Scotland, L.L.C., One Riverfront Plaza, Newark, New Jersey 07102, Attention: John V. Cavaliere, Esq. Any notice to the Trustee shall be conclusively deemed to have been received by and to be effective on the date on which delivered to the Trustee at 385 Rifle Camp Road, West Paterson, New Jersey 07424, Attention: Corporate Trust Department or, if sent by overnight courier, on the first Business Day after and, if sent by certified mail, on the third Business Day after the day on which mailed, addressed to the Trustee at said address. A duplicate copy of each notice given hereunder by either the Authority or the Company to the other shall also be given to the Trustee by the same means used to give such notice. Any party hereto may, by notice given hereunder, designate any further or different addresses to which subsequent notices shall be sent.

         SECTION 8.02. CONCERNING SUCCESSORS AND ASSIGNS. Subject to the provisions of Sections 4.01(j) and 6.10 hereof, all covenants, agreements, representations and warranties made herein, in the other Loan Documents and in the certificates delivered pursuant hereto and thereto shall survive the making of the Loans herein contemplated and the execution and delivery of the Notes and shall continue in full force and effect so long as the Loans are outstanding and unpaid. Whenever in this Loan Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements made by or on behalf of the Company which are contained in this Loan Agreement shall bind its successors and assigns and inure to the benefit of the successors and assigns of the Authority.

         SECTION 8.03. PAYMENT OF FEES AND EXPENSES. The Company will pay all out-of-pocket expenses incurred by the Authority in connection with the preparation of this Loan Agreement and the other Loan Documents (whether or not the transactions hereby contemplated shall be consummated), the making of the Loans hereunder, and the enforcement of the rights of the Authority in connection with this Loan Agreement and the other Loan Documents, including the Authority's bond issuance fee as established at the time of the issuance of the Bonds, and the fees, disbursements and expenses of Bond Counsel.

         SECTION 8.04. PAYMENT OF TRUSTEE'S AND PAYING AGENT'S COMPENSATION AND EXPENSES. The Company will pay the compensation and expenses of the Trustee and the Paying Agent under the Indenture and this Loan Agreement, including all costs of enforcing the provisions of this Loan Agreement and the redemption of the Bonds, upon receipt of an invoice setting forth the same in reasonable detail.

         SECTION 8.05. NEW JERSEY LAW GOVERNS. This Loan Agreement and the other Loan Documents shall be construed in accordance with and governed by the laws of the State.

         SECTION 8.06. MODIFICATIONS, WAIVERS OR AMENDMENTS. Modification or the waiver of any provisions of this Loan Agreement or any other Loan Documents, or consent to any departure by the Company therefrom, shall in no event be effective unless the same shall be in writing and signed by the Authority and the Trustee. Any such modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Company in any case shall entitle it to any other or further notice or demand in the same circumstances.

         This Loan Agreement may be amended only with the concurring written consent of the Trustee given in accordance with the provisions of the Indenture.

         SECTION 8.07. FAILURE TO EXERCISE RIGHTS. Neither any failure nor any delay on the part of the Authority in exercising any right, power or privilege hereunder or under any other Loan Document shall operate as a waiver hereof or thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege.

         SECTION 8.08. AUTHORITY'S ASSIGNMENT. The Company acknowledges that this Loan Agreement, the Notes, the Mortgage, the Assignment of Leases, and the other Loan Documents and all rights created by all of the foregoing instruments and the benefit of all representations, warranties and covenants made herein and in all of the other Loan Documents have been assigned by the Authority to the Trustee as security for the Bonds as provided in and subject to the provisions of the Indenture; provided, however, the Authority retains the Reserved Rights. The Company assents to such assignment and hereby agrees that, as to the Trustee, its obligation to make payments under the Loan Documents and the Notes shall be absolute and shall not be subject to any defense or any right of set-off, counterclaim or recoupment arising out of any breach by the Authority of any duty or obligation to the Company, whether hereunder or otherwise, or out of any indebtedness or liability at any time owing to the Company by the Authority.

         SECTION 8.09. FURTHER ASSURANCES AND CORRECTIVE INSTRUMENTS. The Company agrees that from time to time it will execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as may reasonably be required for correcting any inadequate or incorrect description of the Project or for carrying out the intention of or facilitating the performance of this Loan Agreement.

         SECTION 8.10. CAPTIONS. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Loan Agreement.

         SECTION 8.11. SEVERABILITY. In the event any provision of this Loan Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

         SECTION 8.12. COUNTERPARTS. This Loan Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 8.13. SPECIAL LIMITED OBLIGATIONS. THE STATE IS NOT OBLIGATED TO PAY, AND NEITHER THE FAITH AND CREDIT NOR TAXING POWER OF THE STATE IS PLEDGED TO THE PAYMENT OF, THE PRINCIPAL OR REDEMPTION PRICE, IF ANY, OF OR INTEREST ON THE BONDS. THE BONDS ARE SPECIAL LIMITED OBLIGATIONS OF THE AUTHORITY, PAYABLE SOLELY OUT OF THE REVENUES OR OTHER RECEIPTS, FUNDS OR MONEYS OF THE AUTHORITY PLEDGED UNDER THE INDENTURE AND FROM ANY AMOUNTS OTHERWISE AVAILABLE UNDER THE INDENTURE FOR THE PAYMENT OF THE BONDS. THE BONDS DO NOT NOW AND SHALL NEVER CONSTITUTE A CHARGE AGAINST THE GENERAL CREDIT OF THE AUTHORITY. THE AUTHORITY HAS NO TAXING POWER.

         SECTION 8.14. EFFECTIVE DATE AND TERM. This Loan Agreement shall become effective upon its execution and delivery by the parties hereto, shall remain in full force from the date hereof and, subject to the provisions hereof, shall expire on such date as the Bonds and the interest thereon, and all other expenses or sums to which the Authority, the Trustee and any Paying Agent are entitled, have been fully paid in accordance with the Indenture.

         IN WITNESS WHEREOF, the parties hereto have executed this Loan Agreement and the Authority has caused its corporate seal to be affixed hereto and to be attested, as of the day first above written.

{SEAL}                                NEW JERSEY ECONOMIC
ATTEST:                               DEVELOPMENT AUTHORITY




/s/Lawrence G. Cier                  By: ./s/  Gregory Ritz
--------------------------------         ---------------------------------------
Lawrence G. Cier                               Gregory Ritz
Assistant Secretary                            Chief Financial Officer

                 (COUNTERPART SIGNATURE PAGE TO LOAN AGREEMENT)


ATTEST:                               ELITE PHARMACEUTICALS, INC.


/s/ Mark I. Gittelman                By: /s/ Bernard J. Berk
--------------------------------         ---------------------------------------
Mark I. Gittelman                        Bernard J. Berk
Secretary                                Chief Executive Officer and
                                         Chairman

                                   SCHEDULE A

                            DESCRIPTION OF COLLATERAL

                                    EXHIBIT A

The Bank of New York
385 Rifle Camp Road
West Paterson, New Jersey 07424

                        COMPANY'S COMPLETION CERTIFICATE

Pursuant to Section 3.04 of the Loan Agreement by and between the Authority and Elite Pharmaceuticals, Inc. (the "Company") dated as of August 15, 2005 (the "Loan Agreement"), the undersigned, an Authorized Company Representative (all undefined terms used herein shall have the same meaning ascribed to them in the Loan Agreement), as of the date hereof, certifies that:

                  (i)      the    Project   was    completed    as   of
         ______________, 19__;

                  (ii) the cost of all labor, services, materials and supplies used in the Project have been paid, or will be paid from amounts retained by The Bank of New York, the Trustee, at the Company's direction for any cost of the Project not now due and payable or, if due and payable, not presently paid;

                  (iii) the Project Facilities necessary for the Project, if any, have been constructed or installed to the Company's satisfaction; such Project Facilities so constructed or installed are suitable and sufficient for the efficient operation of the Project for the intended purposes and all costs and expenses, if any, incurred in the acquisition and installation of such Project Facilities have been paid, or will be paid from amounts retained by the Trustee at the Company's direction for any cost of the Project not now due and payable or, if due and payable, not presently paid;

                  (iv)     the   Project  is  being   operated   as  an
         authorized "project" under the Act and substantially as proposed in the Applications of the Company dated May 1, 2005, as amended and supplemented in writing;

                  (v) in the event the Project included construction (a) the Company has reviewed the Contractor's Completion Certificate and the Company has no knowledge or information that the representations contained therein are false or misleading and (b) the Company required in all Construction Contracts that wages paid to workers employed in the performance of Construction Contracts be paid at a rate not less than the Prevailing Wage Rate.

         I acknowledge that of the amounts remaining in the Project Fund (except amounts therein sufficient to cover costs of the Project not now due and payable or not presently paid and except for interest or other income earned from the investment of the moneys held in the Bond Fund, if any,) $____________ shall be transferred to the Principal Account in the Bond Fund and applied by the Trustee in accordance with, or as otherwise permitted by, Section 4.09 of the Indenture and shall not be invested at a yield materially higher than the yield on the Tax-exempt Bonds.

         This certificate is given without prejudice to any rights against third parties which exist on the date hereof or which may subsequently come into being.

                              Elite Pharmaceuticals, Inc.

                              By:
                                 -----------------------------------------------

                                Authorized Company Representative

Dated:               , 20
      ---------------    --

                                    EXHIBIT E

TO:
The Bank of New York
385 Rifle Camp Road
West Paterson, New Jersey 07424

                               REQUISITION NO. ___

                               (SERIES A ACCOUNT)

         The undersigned, an authorized officer of Elite Pharmaceuticals, Inc. (the "Company), pursuant to the Loan Agreement by and between the Company and the New Jersey Economic Development Authority (the "Authority") dated as of August 15, 2005 (the "Loan Agreement") makes the following requisition for payment from the Series A Account of the Project Fund established pursuant to the Indenture dated as of August 15, 2005 between the Authority and The Bank of New York (the "Indenture").

         Payment to (name and address)*:

         Amount:

         Reason for Payment:

         Such amount is based on an obligation properly incurred pursuant to the provisions of the Loan Agreement and the Indenture, is a Proper Charge against said Project Fund, is unpaid or unreimbursed from the Project Fund and has not been the basis of any previous withdrawal. The amount requested, to the extent it represents work performed or supervised by officers or employees of the Company, does not exceed the actual cost to the Company of any cost or expense incurred by reason of work performed or supervised by officers or employees of the Company or any of its affiliates. The Company is not in default under any provision of the Loan Agreement. There has not been any casualty damage to any part of the Project to date and there has not been any condemnation or eminent domain proceedings commenced against any part of the Project. All representations and warranties of the Company contained in the Loan Documents, are true and correct and no default exists under the Loan Documents and no event has occurred which but for notice, a lapse of time, or both, would constitute a default under the Loan Documents.

         I further certify that no written notice of any lien, right to lien, attachment upon or claim affecting the right to receive payment of any of the moneys payable under this requisition has been received or, if any notice of any such lien, attachment or claim has been received, such lien, attachment or claim has been released or discharged or will be released or discharged upon payment of this requisition.

         IN WITNESS WHEREOF, I have hereunto set my hand this ______ day of________________.

                          Elite Pharmaceuticals, Inc.

                          By:
                             ---------------------------------------------------
                          Name:

                          Title:

*if the payment is to be made to the Company for a reimbursable advance, insert the name and address of the Person to whom such advance was made and attach proof of payment by the Company

TO:
The Bank of New York
385 Rifle Camp Road
West Paterson, New Jersey 07424

                               REQUISITION NO. ___

                               (SERIES B ACCOUNT)

         The undersigned, an authorized officer of Elite Pharmaceuticals, Inc. (the "Company), pursuant to the Loan Agreement by and between the Company and the New Jersey Economic Development Authority (the "Authority") dated as of August 15, 2005 (the "Loan Agreement") makes the following requisition for payment from the Series B Account of the Project Fund established pursuant to the Indenture dated as of August 15, 2005 between the Authority and The Bank of New York (the "Indenture").

         Payment to (name and address)*:

         Amount:

         Reason for Payment**:

         Such amount is based on an obligation properly incurred pursuant to the provisions of the Loan Agreement and the Indenture, is unpaid or unreimbursed from the Project Fund and has not been the basis of any previous withdrawal. The amount requested, to the extent it represents work performed or supervised by officers or employees of the Company, does not exceed the actual cost to the Company of any cost or expense incurred by reason of work performed or supervised by officers or employees of the Company or any of its affiliates. The Company is not in default under any provision of the Loan Agreement. There has not been any casualty damage to any part of the Project to date and there has not been any condemnation or eminent domain proceedings commenced against any part of the Project. All representations and warranties of the Company contained in the Loan Documents, are true and correct and no default exists under the Loan Documents and no event has occurred which but for notice, a lapse of time, or both, would constitute a default under the Loan Documents.

         I further certify that no written notice of any lien, right to lien, attachment upon or claim affecting the right to receive payment of any of the moneys payable under this requisition has been received or, if any notice of any such lien, attachment or claim has been received, such lien, attachment or claim has been released or discharged or will be released or discharged upon payment of this requisition.

         IN WITNESS WHEREOF, I have hereunto set my hand this ______ day of________________.

                          Elite Pharmaceuticals, Inc.

                          By:
                             ---------------------------------------------------
                          Name:

                          Title:

* if the payment is to be made to the Company for a reimbursable advance, insert the name and address of the Person to whom such advance was made and attach proof of payment by the Company

** if the payment is to be made for the acquisition of equipment, attached is a list of such equipment; you are authorized to file a UCC Financing Statement with the Delaware Department of State in order to perfect your security interest in such equipment naming Elite Laboratories, Inc. as debtor; Elite Laboratories, Inc. joins in this requisition for the purpose of authorizing such filing.

                        Elite Laboratories, Inc.

                        By:
                           ---------------------------------------------------
                        Name:

                        Title: